EXHIBITS

                         Pooling and Servicing Agreement

                                                            EXECUTION COPY












                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    Depositor


                            LITTON LOAN SERVICING LP,
                                 Master Servicer


                                       and


                            THE CHASE MANHATTAN BANK,
                                     Trustee



              -----------------------------------------------------


                         POOLING AND SERVICING AGREEMENT
                            Dated as of June 1, 1999

              -----------------------------------------------------




                     Mortgage Loan Asset Backed Certificates

                                 Series 1999-H2



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                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
ARTICLE I
DEFINITIONS....................................................................1

SECTION 1.01.     Defined Terms................................................1
Accrued Certificate Interest...................................................1
Adjustable Rate Mortgage Loan..................................................1
Adjustment Date................................................................1
Advance  ......................................................................2
Affiliate......................................................................2
Aggregate Loan Balance.........................................................2
Agreement......................................................................2
Assignment.....................................................................2
Available Capped Interest......................................................2
Available Distribution Amount..................................................2
Available Funds Pass-Through Rate..............................................2
Available Remittance Amount....................................................2
Bankruptcy Code................................................................3
Book-Entry Certificate.........................................................3
Business Day...................................................................3
Cash-Out Refinancing...........................................................3
Certificate....................................................................3
Certificate Factor.............................................................3
Certificate Insurance Policy...................................................3
Certificate Insurer............................................................3
Certificate Insurer Default....................................................3
Certificate Insurer Optional Deposits..........................................4
Certificate Owner..............................................................4
Class A Certificate Principal Balance..........................................4
Certificate Register...........................................................4
Certificateholder..............................................................4
Change of Control..............................................................5
Class    ......................................................................5
Class A Certificate............................................................5
Class A Interest...............................................................5
Class A Interest Distribution Amount...........................................5
Class A Principal Distribution Amount..........................................5
Class Certificate Balance......................................................6
Class R Certificate............................................................6
Closing Date...................................................................6
Code     ......................................................................6
Collection Account.............................................................6
Collection Period..............................................................6
Compensating Interest..........................................................6
Compensating Interest Default..................................................6

                                       (i)

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Corporate Trust Office.........................................................6
Credit Bureau Risk Score.......................................................6
Current Interest...............................................................6
Cut-off Date...................................................................7
Cut-off Date Pool Principal Balance............................................7
Debt Service Reduction.........................................................7
Deficient Valuation............................................................7
Definitive Certificates........................................................7
Delayed First Adjustment Date Loan.............................................7
Deleted Mortgage Loan..........................................................7
Delinquency Percentage.........................................................7
Delinquent.....................................................................7
Depositor......................................................................7
Depository.....................................................................8
Depository Institution.........................................................8
Depository Participant.........................................................8
Determination Date.............................................................8
Directly Operate...............................................................8
Disqualified Organization......................................................8
Distribution Account...........................................................9
Distribution Date..............................................................9
Due Date ......................................................................9
Eligible Account...............................................................9
Estate in Real Property........................................................9
Expense Adjusted Maximum Mortgage Rate.........................................9
Expense Fee Rate...............................................................9
Extra Principal Distribution Amount............................................9
Extraordinary Trust Fund Expenses..............................................9
FDIC     ......................................................................9
FHLMC    .....................................................................10
Final Recovery Determination..................................................10
First Union...................................................................10
Fitch    .....................................................................10
FNMA     .....................................................................10
Gross Margin..................................................................10
Indemnification Agreement.....................................................10
Independent...................................................................10
Independent Contractor........................................................10
Index    .....................................................................11
Insurance Agreement...........................................................11
Insurance Proceeds............................................................11
Insured Payment...............................................................11
Interest Accrual Period.......................................................11
Interest Carry Forward Amount.................................................11
Interest Determination Date...................................................11
Interest Distribution Amount..................................................11


                                      (ii)

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Late Collections..............................................................11
Latest Possible Maturity Date.................................................12
LIBOR Rate....................................................................12
LIBOR Shortfall...............................................................12
Liquidation Event.............................................................12
Liquidation Proceeds..........................................................12
Loan-to-Value Ratio...........................................................12
London Business Day...........................................................12
Lost Note Affidavit...........................................................12
Maximum Collateral Balance....................................................13
Maximum Mortgage Rate.........................................................13
Minimum Mortgage Rate.........................................................13
Monthly Payment...............................................................13
Moody's  .....................................................................13
Mortgage .....................................................................13
Mortgage File.................................................................13
Mortgage Loan.................................................................13
Mortgage Loan Originator......................................................13
Mortgage Loan Purchase Agreement..............................................13
Mortgage Loan Schedule........................................................13
Mortgage Note.................................................................15
Mortgage Pool.................................................................15
Mortgage Rate.................................................................15
Mortgaged Property............................................................15
Mortgagor.....................................................................16
Net Excess Spread.............................................................16
Net Liquidation Proceeds......................................................16
Net Mortgage Rate.............................................................16
New Lease.....................................................................16
Nonrecoverable Advance........................................................16
Non-United States Person......................................................16
Officers' Certificate.........................................................16
One-Month LIBOR...............................................................16
Opinion of Counsel............................................................17
Original Mortgage Loan........................................................17
Overcollateralization Amount..................................................17
Overcollateralization Deficiency..............................................17
Overcollateralization Release Amount..........................................17
Ownership Interest............................................................17
PMI Policy....................................................................17
Pass-Through Rate.............................................................18
Percentage Interest...........................................................18
Periodic Rate Cap.............................................................18
Permitted Investments.........................................................18
Permitted Transferee..........................................................19
Person   .....................................................................19


                                      (iii)

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Pool Principal Balance........................................................19
Premium Amount................................................................19
Premium Rate..................................................................19
Prepayment Assumption.........................................................19
Prepayment Excess.............................................................19
Prepayment Interest Shortfall.................................................20
Principal Prepayment..........................................................20
Purchase Price................................................................20
Qualified Substitute Mortgage Loan............................................21
Rate/Term Refinancing.........................................................21
Rating Agency or Rating Agencies..............................................21
Realized Loss.................................................................21
Record Date...................................................................22
Reference Banks...............................................................23
Refinanced Mortgage Loan......................................................23
Regular Certificate...........................................................23
Relief Act....................................................................23
Relief Act Interest Shortfall.................................................23
REMIC    .....................................................................23
REMIC Provisions..............................................................23
Remittance Report.............................................................23
Rents from Real Property......................................................23
REO Account...................................................................23
REO Disposition...............................................................23
REO Imputed Interest..........................................................23
REO Principal Amortization....................................................24
REO Property..................................................................24
Request for Release...........................................................24
Required Overcollateralization Amount.........................................24
Reserve Interest Rate.........................................................24
Residential Dwelling..........................................................24
Residual Certificate..........................................................24
Residual Interest.............................................................24
Responsible Officer...........................................................25
Scheduled Principal Balance...................................................25
Servicer .....................................................................25
Servicer Remittance Date......................................................25
Servicing Account.............................................................25
Servicing Advances............................................................25
Servicing Fee.................................................................25
Servicing Fee Rate............................................................26
Servicing Officer.............................................................26
Servicing Termination Trigger.................................................26
Single Certificate............................................................26
60+ Day Delinquent Loan.......................................................26
S&P      .....................................................................26


                                      (iv)

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Standard Rate.................................................................26
Startup Day...................................................................27
Stated Principal Balance......................................................27
Subservicer...................................................................27
Subservicing Agreement........................................................27
Substitution Shortfall Amount.................................................27
Tax Returns...................................................................27
Termination Price.............................................................28
Terminator....................................................................28
Transfer .....................................................................28
Transferee....................................................................28
Transferor....................................................................28
Trigger Event.................................................................28
Trust Fund....................................................................28
Trustee  .....................................................................28
Trustee's Fee.................................................................28
Trustee's Fee Rate............................................................29
Uncollateralized Amount.......................................................29
Uninsured Cause...............................................................29
United States Person..........................................................29
LIBOR Carryover Amount........................................................29
Value    .....................................................................29
Voting Rights.................................................................30
Weighted Average Net Mortgage Rate............................................30
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

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES................................................................................30

SECTION 2.01.     Conveyance of Mortgage Loans...................................................................30
SECTION 2.02.     Acceptance by Trustee..........................................................................32
SECTION 2.03.     Repurchase or Substitution of Mortgage Loans by the
                           Mortgage Loan Originator..............................................................33
SECTION 2.04.     Representations and Warranties of the Depositor................................................36
SECTION 2.05.     Representations, Warranties and Covenants of the Master Servicer...............................36
SECTION 2.06.     Issuance of Certificates.......................................................................38
SECTION 2.07.     Sale and Conveyance of the Subsequent Mortgage Loans.  [Reserved]..............................38

ARTICLE III       ADMINISTRATION AND SERVICING
OF THE TRUST FUND................................................................................................38

SECTION 3.01.     Master Servicer to Act as Servicer.............................................................38
SECTION 3.02.     Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.............................40
SECTION 3.03.     Successor Sub-Servicers........................................................................40
SECTION 3.04.     No Contractual Relationship Between Sub-Servicer, Trustee
                           or the Certificateholders.............................................................41
SECTION 3.05.     Assumption or Termination of Sub-Servicing Agreement

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                                       (v)

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


                           by Trustee............................................................................41
SECTION 3.07.     Collection of Certain Mortgage Loan Payments...................................................41
SECTION 3.09.     Collection of Taxes, Assessments and Similar Items;
                           Servicing Accounts....................................................................42
SECTION 3.10.     Collection Account and Distribution Account....................................................42
SECTION 3.11.     Withdrawals from the Collection Account and
                           Distribution Account..................................................................44
SECTION 3.12.     Investment of Funds in the Investment Accounts.................................................46
SECTION 3.14.     Maintenance of Hazard Insurance and Errors and Omissions
                           and Fidelity Coverage.................................................................47
SECTION 3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements......................................48
SECTION 3.16.     Realization Upon Defaulted Mortgage Loans......................................................49
SECTION 3.17.     Trustee to Cooperate; Release of Mortgage Files................................................51
SECTION 3.18.     Servicing Compensation.........................................................................52
SECTION 3.19.     Reports to the Trustee; Collection Account Statements..........................................52
SECTION 3.20.     Statement as to Compliance.....................................................................53
SECTION 3.21.     Independent Public Accountants' Servicing Report...............................................53
SECTION 3.22.     Access to Certain Documentation................................................................53
SECTION 3.23.     Title, Management and Disposition of REO Property..............................................54
SECTION 3.24.     Obligations of the Master Servicer in Respect of Prepayment
                           Interest Shortfalls...................................................................57
SECTION 3.26.     Obligations of the Master Servicer in Respect of Mortgage Rates
                           and Monthly Payments..................................................................57

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS.................................................................57

SECTION 4.01.     Distributions..................................................................................57
SECTION 4.02.     Statements to Certificateholders and the Certificate Insurer...................................58
SECTION 4.05.     Compliance with Withholding Requirements.......................................................63
SECTION 4.06.     The Capitalized Interest Account and the Pre-Funding Account...................................63
SECTION 4.07.     SEC Reporting. ................................................................................63

ARTICLE V         THE CERTIFICATES...............................................................................64

SECTION 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates..............................................70
SECTION 5.04.     Persons Deemed Owners..........................................................................71
SECTION 5.05.     Certain Available Information..................................................................71

ARTICLE VI        THE DEPOSITOR, AND THE SERVICER................................................................71

SECTION 6.01.     Liability of the Depositor and the Master Servicer.............................................71
SECTION 6.02.     Merger or Consolidation of the Depositor or the Master Servicer................................71
SECTION 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.......................72
SECTION 6.04.     Limitation on Resignation of the Master Servicer...............................................73
SECTION 6.05.     Rights of the Depositor and Others in Respect of the Master Servicer...........................73


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                                      (vi)

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

ARTICLE VII       DEFAULT........................................................................................74

SECTION 7.01.     Servicing Termination Events...................................................................74
SECTION 7.02.     Trustee to Act; Appointment of Successor.......................................................76
SECTION 7.03.     Notification to Certificateholders.............................................................77
SECTION 7.04.     Waiver of Servicing Termination Events.........................................................78

ARTICLE VIII      CONCERNING THE TRUSTEE.........................................................................78

SECTION 8.01.     Duties of Trustee..............................................................................78
SECTION 8.02.     Certain Matters Affecting the Trustee..........................................................80
SECTION 8.03.     Trustee Not Liable for Certificates or Mortgage Loans..........................................82
SECTION 8.04.     Trustee May Own Certificates...................................................................82
SECTION 8.05.     Trustee's Fees and Expenses....................................................................82
SECTION 8.06.     Eligibility Requirements for Trustee...........................................................83
SECTION 8.07.     Resignation and Removal of the Trustee.........................................................83
SECTION 8.08.     Successor Trustee..............................................................................84
SECTION 8.09.     Merger or Consolidation of Trustee.............................................................84
SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee..................................................85
SECTION 8.11.     Appointment of Office or Agency................................................................86
SECTION 8.12.     Representations and Warranties of the Trustee..................................................86

ARTICLE IX        [Reserved].....................................................................................87

ARTICLE X         TERMINATION....................................................................................87

SECTION 10.01.             Termination Upon Repurchase or Liquidation of All
                           Mortgage Loans........................................................................87
SECTION 10.02.             Additional Termination Requirements...................................................89

ARTICLE XI        REMIC PROVISIONS...............................................................................90

SECTION 11.01.             Tax Administration....................................................................90
SECTION 11.02.             Prohibited Transactions and Activities................................................92
SECTION 11.03.             Tax Indemnification...................................................................93

ARTICLE XII       MISCELLANEOUS PROVISIONS.......................................................................93

SECTION 12.01.             Amendment.............................................................................93
SECTION 12.02.             Recordation of Agreement; Counterparts................................................94
SECTION 12.03.             Limitation on Rights of Certificateholders............................................95
SECTION 12.04.             GOVERNING LAW.........................................................................95
SECTION 12.05.             Notices...............................................................................95
SECTION 12.06.             Severability of Provisions............................................................97
SECTION 12.07.             Notice to Rating Agencies.............................................................97
SECTION 12.08.             Article and Section References........................................................98


                                      (vii)

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ARTICLE XIII      CERTAIN MATTERS REGARDING THE
                           CERTIFICATE INSURER...................................................................98

SECTION 13.01     Trust Estate and Accounts Held for Benefit of the Certificate Insurer..........................98
SECTION 13.02     Claims Upon the Policy, Policy Payments Account................................................98
SECTION 13.03     Effect of Payments by the Certificate Insurer; Subrogation....................................100
SECTION 13.04     Notices to the Certificate Insurer............................................................100
SECTION 13.05     Reserved......................................................................................100
SECTION 13.06     Rights to the Certificate Insurer To Exercise Rights of Owners................................100
SECTION 13.06     Trustee to Hold the Certificate Insurance Policies............................................101
SECTION 13.06     Trustee To Act Solely with Consent of the Certificate Insurer.................................101

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                                     (viii)

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                                TABLE OF CONTENTS

EXHIBITS

EXHIBIT A-1             FORM OF CLASS A CERTIFICATE
EXHIBIT A-2             FORM OF CLASS R CERTIFICATE
EXHIBIT B-1             FORM OF TRUSTEE'S INITIAL CERTIFICATION
EXHIBIT B-2             FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT C               FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT D-1             REQUEST FOR RELEASE (for Trustee/Custodian)
EXHIBIT D-2             REQUEST FOR RELEASE (Mortgage Loans Paid in Full)
EXHIBIT E               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
EXHIBIT F               FORM OF RULE 144A LETTER
EXHIBIT G               FORM OF REMITTANCE REPORT
EXHIBIT H               FORM OF LIQUIDATION REPORT
EXHIBIT I               FORM OF SUCCESSOR SERVICER SELECTION AGREEMENT

SCHEDULES

SCHEDULE 1              MORTGAGE LOAN SCHEDULE



                                      (ix)


                  This Pooling and Servicing Agreement, is dated and effective as of June 1, 1999 among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, LITTON LOAN SERVICING LP, as Master Servicer, and THE CHASE MANHATTAN BANK, as Trustee.

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.

                  As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC"). The Class A Certificates represent ownership of all of the "regular interests" in the REMIC and the Class R Certificates represents the sole class of "residual interest" in the REMIC for purposes of the REMIC Provisions.

                  MBIA Insurance Corporation (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

                  As of the Cut-off Date, the Mortgage Loans had an aggregate principal balance equal to $111,649,009.11.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01.     Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  "Accrued Certificate Interest": With respect to each Distribution Date and the Class A Certificates, interest accrued during the related Interest Accrual Period on the Class A Certificate Balance at then-applicable Pass-Through Rate.

                  "Adjustable Rate Mortgage Loan": A Mortgage Loan which provides for the adjustment of the Mortgage Rate payable in respect thereto.

                  "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, each Adjustment Date, on which the Mortgage Rate of an Adjustable Rate Mortgage Loan is subject to adjustment pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Advance": An advance of the aggregate of payments of principal and interest (net of the Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Collection Period and not received as of the close of business on the related Master Servicer Remittance Date, required to be made by or on behalf of the Master Servicer (or by the Trustee) pursuant to Section 4.03.

                  "Adverse REMIC Event":  As defined in Section 11.01(f).

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Loan Balance": The aggregate of the Scheduled Principal Balances for all Mortgage Loans at the date of determination.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Assignment Agreement": The Assignment and Assumption Agreement, dated June 23, 1999, between MLMCI and the Depositor relating to the transfer and assignment of the Mortgage Loans.

                  "Available Distribution Amount": With respect to any Distribution Date, means the sum of (i) the Available Remittance Amount as of such Distribution Date and (ii) any Insured Payment received by the Trustee for such Distribution Date.

                  "Available Funds Pass-Through Rate": As to any Distribution Date, the per annum rate equal to the percentage obtained by dividing (x) the amount of interest that accrued on the Mortgage Loans in respect of the related Collection Period at the weighted average of the related Mortgage Rates applicable to Monthly Payments due on such Mortgage Loans during such Collection Period, reduced by the product of (i) 1/12 and (ii) the sum of (A) the Expense Fee Rate and (B) 0.50% per annum, by (y) the product of (i) the Class A Certificate Balance and (ii) the actual number of days elapsed during such Interest Accrual Period divided by 360.

                  "Available Remittance Amount": With respect to any Distribution Date, means the sum of (i) all interest due and collected or advanced during the related Collection Period on the Mortgage Loans (not including assumption fees, late payment charges, and other amounts payable to the Master Servicer as set forth in Section 3.18 herein (other than prepayment penalties) and less the Servicing Fee, certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses payable pursuant to Section 3.11 of this Agreement), (ii) all Compensating Interest paid by the Master Servicer on such Determination Date,
(iii) prepayment premiums and penalties, (iv) each payment of principal on a Mortgage Loan received by the Master Servicer during such Collection Period, including all full and partial principal prepayments and any Advances with respect thereto, (v) the Net Liquidation Proceeds allocable to principal and Insurance Proceeds actually collected by the Master Servicer during the related Collection Period, (vi) the Purchase Price of all Mortgage Loans repurchased pursuant to Section 2.03(a) with respect to such Collection Period and (vii) any Substitution Shortfall Amount received on or prior to the previous Determination Date and not yet distributed.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Book-Entry Certificate": The Class A Certificates for so long as the Certificates of such Classes shall be registered in the name of the Depository or its nominee.

                  "Business Day": (A) except with respect to the Master Servicer, any day other than (i) a Saturday or a Sunday, (ii) a day on which the Certificate Insurer is closed or (iii) a day on which banking or savings and loan institutions in the State of New York, California or in the city in which the Corporate Trust Office of the Trustee is located, is authorized or obligated by law or executive order to be closed and (B) with respect to the Master Servicer, any day other than (i) a Saturday or a Sunday or (ii) a day on which banking or savings and loan institutions in the State of New York is authorized or obligated by law or executive order to be closed.

                  "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which were more than the lesser of (i) $1000, and (ii) 1% of the principal balance of any existing first mortgage or subordinate mortgage being refinanced on the related Mortgaged Property and related closing costs.

                  "Certificate": Any one of the Depositor's Mortgage Loan Asset Backed Certificates, Series 1999-H2, Class A or Class R, issued under this Agreement.

                  "Certificate Factor": With respect to the Class A Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the Class Certificate Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses, in reduction of the Class Certificate Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial Class Certificate Balance of such Class of Certificates as of the Closing Date.

                  "Certificate Insurance Policy": The Certificate Guaranty Insurance Policy (number: 29537), dated June 23, 1999, with respect to the Class A Certificates and all endorsements thereto, issued by the Certificate Insurer for the benefit of the Owners of the Class A Certificates.

                  "Certificate Insurer": MBIA Insurance Corporation, a stock insurance company organized under the laws of the State of New York, and any successor thereto.

                  "Certificate Insurer Default": The existence and continuance of any of the following:

                  (a) the Certificate Insurer fails to make a payment required under the Certificate Insurance Policy in accordance with its terms, which failures continues unremedied for five Business Days (a "Certificate Insurer Payment Default"); or

                  (b) the Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Certificate Insurer of all or any material portion of its property.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a "disqualified organization" (as defined in Section 860E(e)(5) of the Code) or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; PROVIDED, HOWEVER, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A Certificate": Any one of the Class A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                  "Class A Certificate Principal Balance": With respect to the Class A Certificates as of any date of determination, the Class A Certificate Principal Balance on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Class A Certificate Principal Balance, as stated on the face thereof); PROVIDED, HOWEVER, that solely for the purposes of determining the Certificate Insurer's rights, as subrogee, the Class A Certificate Principal Balance shall not be reduced by any principal amounts paid to the Owners thereof from Insured Payments.

                  "Class A Interest": A regular interest in the REMIC that has an initial principal balance of $109,248,500 as of the Cut-off Date and bears interest at a per annum rate equal to the Class A Pass-Through Rate. Ownership of the Class A Interest is evidenced by the Class A Certificates.

                  "Class A Interest Distribution Amount": With respect to any Distribution Date means the sum of (i) the Accrued Certificate Interest for such Distribution Date and (ii) the Interest Carry Forward Amount reduced by an amount equal to the sum of (i) any Relief Act Interest Shortfall, if any, for such Distribution Date and (ii) any Compensating Interest Default for such Distribution Date.

                  "Class A Principal Distribution Amount": With respect to any Distribution Date, the least of (a) the Class A Certificate Balance as of the day immediately preceding such Distribution Date and (b) the sum of (A) the sum (less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses payable pursuant to Section
3.11 of this Agreement) of the following amounts (without duplication) with respect to the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan received by the Master Servicer during such Collection Period, including all full and partial principal prepayments and any Advances with respect thereto, (ii) the Net Liquidation Proceeds and Insurance Proceeds allocable to principal actually collected by the Master Servicer during the related Collection Period, (iii) the portion of the Purchase Price allocable to principal of all Mortgage Loans repurchased pursuant to Section 2.03(a) with respect to such Collection Period and (iv) any Substitution Shortfall Amount received on or prior to the previous Determination Date and not yet distributed and (B) the Uncollateralized Amount, if any, for such Distribution Date, minus the amount of any Overcollateralization Release Amount.

                  "Class R Certificate": The Class R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2.

                  "Closing Date":  June 23, 1999.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collection Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.10(a), which shall be entitled "Master Servicer, as Master Servicer for The Chase Manhattan Bank, as Trustee, in trust for registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset Backed Certificates, Series 1999-H2 and the Certificate Insurer," and which must be an Eligible Account.

                  "Collection Period": With respect to the first Distribution Date, the period from June 1, 1999 through the Determination Date in July 1999. With respect to any other Distribution Date, the period from the day immediately following the prior Determination Date through the Determination Date in the calendar month in which such Distribution Date occurs.

                  "Combined Loan-to-Value Ratio": With respect to each Mortgage Loan secured by a second lien on the related Mortgaged Property, the ratio, expressed as a percentage, the numerator of which is the sum of (i) the original principal balance of such Mortgage Loan plus (ii) the original principal balance of any second lien on the related Mortgaged Property as of such date, and the denominator of which is the lesser of (i) the appraised value of the related Mortgaged Property as of the date of the appraisal used by or on behalf of the Mortgage Loan Originator to underwrite such Mortgage Loan or (ii) the sale price of the related Mortgaged Property if such a sale occurred at origination of the Mortgage Loan.

                  "Compensating Interest": On any Distribution Date, payments made by the Master Servicer in satisfaction of its obligation to offset any Prepayment Interest Shortfall on such Distribution Date pursuant to Section 3.24.

                  "Compensating Interest Default": With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the sum of any amounts paid by the Master Servicer with respect to such shortfalls pursuant to this Agreement.

                  "Corporate Trust Office": The corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is set forth in Section 12.05 hereof, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, and the Master Servicer.

                  "Credit Bureau Risk Score": As to any Mortgage Loan, the statistical rating of likely future credit performance of such Mortgage Loan determined on the basis of the methodology developed by Fair, Isaac & Company.

                  "Custodial Agreement": The custodial agreement dated June 23, 1999, among the Depositor, the Master Servicer, the Trustee and the Custodian.

                  "Custodian": Bankers Trust Company of California, N.A., or any successor thereto.

                  "Cut-off Date": With respect to each Original Mortgage Loan, the close of business on June 1, 1999. With respect to all Qualified Substitute Mortgage Loans, the close of business on the first day of the calendar month in which the substitution occurs. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Cut-off Date Pool Principal Balance": The sum of the Stated Principal Balances of the Mortgage Loans as of their respective Cut-off Dates.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficiency Amount": As defined in the Certificate Insurance Policy.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates":  As defined in Section 5.01(b).

                  "Delayed First Adjustment Date Loan": Any Mortgage Loan as to which the first Adjustment Date does not occur for 24 months, 36 months or 60 months after the origination date of such Mortgage Loan.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Amount" means, as of any date of determination, the product of the Delinquency Percentage and the Stated Principal Balance of the Mortgage Loans.

                  "Delinquency Percentage" means, as of any date of determination, the rolling three month average of the percentage equivalent of a fraction, the numerator of which is (x) the sum of the Stated Principal Balance of the Mortgage Loans which are (i) 90 or more days Delinquent, (ii) Mortgage Loans in bankruptcy and 90 or more days Delinquent under the related Note, (iii) Mortgage Loans in foreclosure plus (iv) Mortgage Loans relating to REO Properties and the denominator of which is (y) the then outstanding pool balance.

                  "Delinquent": A Mortgage Loan is Delinquent if the Monthly Payment due on a Due Date is not paid on or before the next succeeding Due Date, at which time, such Mortgage Loan is 30 days Delinquent. If the Monthly Payment due on a Due Date is not paid on or before the second or third succeeding Due Date, such Mortgage Loan is 60 or 90 days Delinquent, respectively.

                  "Depositor": Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least A-1 by S&P (or comparable ratings if S&P are not the Rating Agencies).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately following such 15th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; PROVIDED, HOWEVER, that the Trustee (or the Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, and (v) any other Person so designated by the Trustee based upon an Opinion of

Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "The Chase Manhattan Bank, as Trustee, in trust for registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset Backed Certificates, Series 1999-H2 and the Certificate Insurer," which must be an Eligible Account.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in July 1999.

                  "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Collection Period, exclusive of any days of grace.

                  "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated at least P-1 by Moody's and A-1 by S&P (or comparable ratings if S&P or Moody's is not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Expense Adjusted Maximum Mortgage Rate": With respect to any Mortgage Loan, an amount equal to the Maximum Mortgage Rate thereon minus the Expense Fee Rate.

                  "Expense Fee Rate": The sum of the Trustee Fee Rate, the PMI Premium Rate, the Servicing Fee Rate and the Premium Rate.

                  "Extra Principal Distribution Amount": With respect to any Distribution Date, the least of (a) the Class A Certificate Balance after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution Date (b) any remaining Available Remittance Amount after distribution of the Class A Principal Distribution Amount for such Distribution Date, and (c) the Overcollateralization Deficiency for such Distribution Date.

                  "Extraordinary Trust Fund Expenses": Any amounts reimbursable to the Trustee, or any director, officer, employee or agent of the Trustee, from the Trust Fund pursuant to Section 8.05, and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 11.01(g)(iii).

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.



                  "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Mortgage Loan Originator, the Depositor or the Master Servicer pursuant to or as contemplated by Section 2.03, 3.16(c) or 10.01), a determination made by the Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, prepared by a Servicing Officer of the Master Servicer, of each Final Recovery Determination made thereby.

                  "First Union": First Union National Bank or any successor thereto.

                  "Fitch": Fitch IBCA, Inc.

                  "FNMA": Fannie Mae or any successor thereto.

                  "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

                  "Indemnification Agreement": The Indemnification Agreement dated as of June 1, 1999 among the Certificate Insurer, MLMCI and the Underwriter.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Master Servicer) that would be an "independent contractor" with respect to the REMIC Trust within the meaning of Section 856(d)(3) of the Code if the REMIC Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the REMIC Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Index": With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available as of the first Business Day of the month preceding the month of such Adjustment Date, or as specified in the related Mortgage Note.

                  "Insurance Agreement": The Insurance Agreement, dated as of June 1, 1999 among the Depositor, the Master Servicer, MLMCI, the Trustee and the Certificate Insurer, including any amendments and supplements thereto.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy, including the PMI Policy, covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage. Insurance Proceeds does not include the Certificate Insurance Policy.

                  "Insured Payment": As defined in the Certificate Insurance Policy.

                  "Interest Accrual Period": With respect to any Distribution Date and the Class A Certificates, the period from the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Interest Accrual Period, from the Closing Date) through the day before such Distribution Date occurs. Calculations of interest on the Class A Certificates will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period in a year of 360 days.

                   "Interest Carry Forward Amount": With respect to the Class A Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest for the prior Distribution Date, over the amount of Accrued Certificate Interest actually distributed on the Class A Certificates on such prior Distribution Date, (b) the amount of any Interest Carry Forward Amount for such preceding Distribution Date to the extent not distributed to Class A Certificateholders and (c) interest accrued on such amounts described in (a) and (b) above at the applicable Pass-Through Rate for the actual number of days elapsed since such prior Distribution Date.

                  "Interest Determination Date": With respect to the Class A Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Collection Period and not previously recovered.

                  "Late Payment Rate":  As defined in the Insurance Agreement.

                  "LIBOR Carryover Amount": With respect to any Distribution Date and any Class of Class A Certificates, the aggregate of all LIBOR Shortfalls with respect to such Class remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable LIBOR Rate.

                  "LIBOR Rate": With respect to the Class A Certificates and any Distribution Date, the sum of One-Month LIBOR plus 0.35% per annum; provided however that for each Interest Accrual Period beginning after the Distribution Date on which the Pool Principal Balance is 10% or less than the Cut-off Date Pool Principal Balance the LIBOR Rate will be One-Month LIBOR plus 0.70% per annum.

                  "LIBOR Shortfall": With respect to any Distribution Date and the Class A Certificates, the excess, if any, of the Accrued Certificate Interest (calculated without regard to the Available Funds Pass-Through Rate for such date but not more than the Expense Adjusted Maximum Mortgage Rate) over the product of (a) the Available Funds Pass-Through Rate on such Distribution Date and (b) the Class A Certificate Balance.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or
Section 10.01. With respect to any REO Property, either of the following events:
(i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 10.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 10.01.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "London Business Day": Any day on which banks in the City of London and New York City are open and conducting transactions in United States dollars.

                  "Master Servicer": Litton Loan Servicing LP, or any successor servicer appointed as herein provided, in its capacity as Master Servicer hereunder.

                  "Master Servicer Remittance Date": With respect to any Distribution Date on the Business Day prior to such Distribution Date.

                  "Maximum Collateral Balance":  $111,649,009.11.

                  "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "MLMCI": Merrill Lynch Mortgage Capital Inc., an Affiliate of the Depositor.

                  "Monthly Excess Interest Amount": With respect to any Distribution Date, the interest for a Collection Period not used to fund the Class A Interest Distribution Amount for such Distribution Date, together with interest collected on the Overcollateralization Amount.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's":  Moody's Investors Service Inc.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Originator": Pacific America Money Center Inc., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

                  "Mortgage Loan Purchase Agreement": The agreement between the Mortgage Loan Originator and MLMCI, regarding the transfer of the Mortgage Loans by the Mortgage Loan Originator to MLMCI.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

                  (i)      the loan number;

                  (ii)     the Mortgagor's name;

                  (iii) the street address of the Mortgaged Property, including city, state and zip code;

                  (iv) the date of origination, the Mortgage Interest Rate at origination and the Mortgage Interest Rate in effect as of the related Cut-off Date;

                  (v) the first Interest Rate Adjustment Date and the rate adjustment frequency;

                  (vi)     the Gross Margin;

                  (vii)    the Maximum Mortgage Rate and Minimum Mortgage Rate;

                  (viii)   the Periodic Rate Cap;

                  (ix)     the original term to maturity;

                  (x)      remaining term to maturity;

                  (xi)     the original principal balance;

                  (xii)    the first payment due date;

                  (xiii)   the maturity date;

                  (xiv) the Monthly Payment in effect as of the related Cut-off Date;

                  (xv)     the principal balance as of the related Cut-off Date;

                  (xvi) the Loan-to-Value Ratio and Combined Loan-to-Value Ratio at origination;

                  (xvii) a code indicating whether the Mortgaged Property is occupied by the Mortgagor;

                  (xviii) a code indicating the type of Residential Dwelling;

                  (xix) a code indicating the loan performance status as of the Cut-off Date;

                  (xx)     a code indicating the purpose of the Mortgage Loan;

                  (xxi) a code indicating whether the Mortgage Loan is a limited documentation Mortgage Loan;

                  (xxii)   a code indicating the type of Index;

                  (xxiii) a code indicating whether the Mortgage Loan is a first or second Mortgage Loan;

                  (xxiv) a code indicating whether the Mortgage Loan is subject to the Homeownership and Equity Protection Act of 1994; and

                  (xxv) whether the Mortgage Loan is covered by a PMI Policy.

Such schedule shall also set forth the following information, as of the Cut-off
Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Excess Spread": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is equal to the amount, if any, by which (a) the product of (i) the Aggregate Loan Balance as of the end of the related Collection Period and (ii) the Weighted Average Net Mortgage Rates exceeds (b) the Class A Interest Distribution Amount for such Distribution Date, and the denominator of which is the product of (x) the Aggregate Loan Balance and (y) the actual number of days in the related Accrual Period divided by 360.

                  "Net Liquidation Proceeds": With respect to any Mortgage Loan, the related Liquidation Proceeds net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to then applicable Mortgage Rate for such Mortgage Loan minus the Expense Fee Rate.

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

                  "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer, the Mortgage Loan Originator, or the Depositor, as applicable.

"One-Month LIBOR": With respect to any Interest Accrual Period, the London interbank offered rate for one-month U.S. dollar deposits for a term equal to the relevant Interest Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City (over which the Trustee has no control), selected by the Trustee, at approximately 11:00 a.m., New York City time on that day for loans in United States dollars to leading European banks for a term equal to the relevant Interest Accrual Period. If the Trustee is unable to determine One Month LIBOR for an Interest Accrual Period, the rate for such Interest Accrual Period shall be One Month LIBOR as determined for the previous Interest Accrual Period. Notwithstanding the foregoing, however, One-Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Interest Accrual Period for three consecutive Interest Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Accrual Period would be based on One-Month LIBOR for the previous Interest Accrual Period for the second consecutive Interest Accrual Period, the Trustee shall select a comparable alternative index (over which the Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party..

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, or the Master Servicer acceptable to the Trustee and the Certificate Insurer, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Original Mortgage Loan": Any of the Mortgage Loans included in the Trust Fund as of the Closing Date.

                  "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Principal Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Class A Certificate Balance (after taking into account all distributions of principal on such Distribution Date).

                  "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Required Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Class A Certificate Balances of the Class A

Certificates resulting from the distribution of the Class A Principal Distribution Amount on such Distribution Date.

                  "Overcollateralization Release Amount": With respect to any Distribution Date, the execss of (i) the Overcollateralization Amount over (ii) the Required Overcollateralization Amount for such Distribution Date.

                  "Owner":  As defined in the Certificate Insurance Policy.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class A Certificates and any Distribution Date, a rate per annum equal to the lesser of (i) the LIBOR Rate, and (ii) the Available Funds Pass- Through Rate. All calculations of interest for purposes of the Pass-Through Rate shall be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period. The Class R Certificates shall not have a Pass-Through Rate.

                  "Percentage Interest": With respect to each Class of Certificates, the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Class A Certificate Principal Balance represented by such Certificate and the denominator of which is the initial Class Certificate Balance of such Class. The Class A Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Class A Certificate Principal Balances of $100,000 and increments of $1,000 in excess thereof. With respect to any Class R Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Class R Certificate. The Class R Certificates are issuable only in minimum Percentage Interests of 25%.

                  "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, provided, however, that any obligation of, or guaranteed by, FHLMC or FNMA, other than a senior debt or a mortgage participation or pass-through certificate guaranteed by FHLMC or FNMA shall be a Permitted Investment.

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds regulated under the Investment Act of 1940 that have been rated "AAA" by S&P and "Aaa" by Moody's, including any such funds for which the Trustee or any Affiliate thereof receives compensation with respect to such investment; and

                  (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities that have been rated "Aaa" by Moody's and "AAA" by S&P;

                  (viii) any other investment approved by the Certificate Insurer and the Rating Agencies.

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization, an "electing large partnership" within the meaning of Section 775 of the Code or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "PMI Insurance Agreement": Collectively, (i) the Master Policy of the PMI Insurer, (ii) the Letter Agreement, dated June 10, 1999, between MLMCI and the PMI Insurer, (iii) all exhibits and schedules attached to any of the foregoing and (iv) all amendments or supplements to any of the foregoing.

                  "PMI Insurance Proceeds": Proceeds paid by the PMI Insurer pursuant to a PMI Policy.

                  "PMI Insurer": Radian Guaranty Inc., a Pennsylvania mortgage insurance company, and its successors and assigns.

                  "PMI Insurer Insolvency Event" means (A) the determination by the applicable regulatory or supervisory agent having jurisdiction over the PMI Insurer that the PMI Insurer is insolvent or unable to pay its obligations as they mature, (B) following the failure of the PMI Insurer to pay a claim under the PMI Policy in accordance with the terms thereof, the determination by the Certificate Insurer that the PMI Insurer is insolvent or unable to pay its obligations as they mature, (C) the failure of the PMI Insurer to pay five claims in full (which failure has not been cured by MLMCI) under the PMI Policy, or (D) the long-term rating on the claims paying ability of the PMI Insurer shall be lowered by Moody's below "Baa3," if the PMI Insurer is then rated by Moody's or shall be lowered by S&P below "BBB-," if the PMI Insurer is then rated by S&P.

                  "PMI Policy": The private mortgage insurance policy underwritten by the PMI Insurer with respect to an individual Mortgage Loan, issued pursuant to the PMI Insurance Agreement.

                  "PMI Premium": The primary mortgage insurance premium for each PMI Policy, payable monthly to the PMI Insurer, and with respect to each monthly premium payment, 1/12 of the annual premium.

                  "PMI Premium Rate": 0.82% per annum, expressed as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans that are covered by a PMI Policy and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

                  "Policy Payments Account": The account or accounts created and maintained by the Trustee pursuant to Section 13.02(b).

                  "Pool Principal Balance": As of any date of determination, the sum of the Stated Principal Balances of all of the outstanding Mortgage Loans.

                  "Premium Amount": With respect to any Distribution Date and the Class A Certificates, one-twelfth of the product of (a) the Premium Rate and
(b) the Certificate Principal Balance before giving effect to any distributions to be made on such date.

                  "Premium Rate":  As set forth in the Insurance Agreement.

                  "Prepayment Assumption": A prepayment rate of 25% CPR. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part that was received and applied by the Master Servicer to reduce the outstanding principal balance of such loan, an amount equal to the interest shortfalls attributable to such Principal Prepayments. The obligations of the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Principal Remittance Amount": With respect to any Distribution Date, the amount equal to the sum (less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses payable pursuant to Section 3.11 of this Agreement) of the following amounts (without duplication) with respect to the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan received by the Master Servicer during such Collection Period, including all full and partial principal prepayments, prepayment penalties and premiums, and any Advances with respect thereto, (ii) the Net Liquidation Proceeds and Insurance Proceeds (including proceeds from any PMI Policy) allocable to principal actually collected by the Master Servicer during the related Collection Period, (iii) the portion of the Purchase Price allocable to principal of all Mortgage Loans repurchased pursuant to Section 2.03(a) with respect to such Collection Period and (iv) any Substitution Shortfall Amount received on or prior to the previous Determination Date and not yet distributed.

                  "Prospectus": The Prospectus Supplement together with the Base Prospectus attached thereto with respect to the Class A Certificates.

                  "Prospectus Supplement": The Prospectus Supplement dated June 17, 1999, with respect to the Class A Certificates.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.01, 2.03, 3.16(c) or 10.01, and as confirmed by certificate signed by a Servicing Officer from the Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Master Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income,

Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to
Section 4.01, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(ix) and 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.01, 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

                  "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have a Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have the same Index as on the Deleted Mortgage Loan,
(v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vi) be of the same occupancy type as the Deleted Mortgage Loan, (v) if the Deleted Mortgage Loan was covered by a PMI Policy, also be covered by a PMI Policy, (vi) have the same property type as the Deleted Mortgage Loan, (vii) have the same documentation type (full or limited, as applicable) as the Deleted Mortgage Loan, (viii) have the same or greater Gross Margin, (ix) be of the same borrower risk category, and (x) conform to each representation and warranty set forth in
Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than the lower of (i) $1000, and (ii) 1% of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for up to the lower of (i) $1000, and (ii) 1%) to satisfy then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

                  "Rating Agency or Rating Agencies": S&P and Moody's or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations, or other comparable Persons, designated by the Depositor and acceptable to the Certificate Insurer, notice of which designation shall be given to the Trustee, the Master Servicer and the Certificate Insurer.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Sections 3.11(ix) and 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer with respect to such Mortgage Loan pursuant to clause (iii) of Section 3.11.

                  With respect to any REO Property as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Sections 3.11(ix) and 3.16(b), minus (v) the aggregate of all Advances and Servicing Advances in respect of such REO Property or the related Mortgage Loan for which the Master Servicer (or Trustee) has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                  "Record Date": With respect to each Distribution Date, the close of business on the Business Day immediately prior to such Distribution Date (or, if Definitive Certificates are issued, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs).

                  "Reference Banks": Such leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Regular Certificate":  Any of the Class A Certificates.

                  "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

                  "Reimbursement Amount" With respect to any Distribution Date, the sum of (x)(i) all Insured Payments previously paid to the Trustee by the Certificate Insurer and not previously repaid to the Certificate Insurer pursuant to Section 4.01(a) hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate and
(y)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement (including, without limitation, any unpaid Premium Amount relating to such Distribution Date or an earlier Distribution Date) plus (ii) interest in such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee, the Depositor and the Master Servicer in writing of the amount of any Reimbursement Amount.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": Each pool of assets in the Trust Fund designated as a REMIC pursuant to Section 11.01(a) hereof.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A-860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Regular Interest":  Any of the Class A Certificates.

                  "Remittance Report": A report substantially in the form of
Exhibit I, with such additions, deletions and modifications as agreed to by the Trustee and the Master Servicer.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": The account or accounts maintained by the Master Servicer in respect of an REO Property pursuant to Section 3.23.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section
10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Master Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit D-1 or Exhibit D-2 attached hereto.

                  "Required Overcollateralization Amount": (I) To the extent a PMI Insurer Insolvency Event has not occurred:

                  (a) for any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of the thirtieth distribution date following the Closing Date and the date upon which principal in the amount of one-half of the original principal balance of the Mortgage Loans has been received by the Class A Certificateholders, the greater of: (i) the Target Overcollateralization Amount, and (ii) 90% of the Delinquency Amount.

                  (b) for any Distribution Date occurring after the end of the period in clause (a) above, the greatest of (i) two times the Target Overcollateralization Percentage times the current outstanding mortgage pool balance;
                           (ii) 90% of the Delinquency Amount; (iii) 0.75% of the original balance at closing; and (iv) an amount equal to the outstanding balance of the three largest Mortgage Loans.

                  (c) provided, however, for any Distribution Date occurring after the end of the period in clause (a) above, if the Delinquency Percentage exceeds 15.0%, the Required Overcollateralization Amount shall be no less than the Required Overcollateralization Amount as of the previous Distribution Date.

II. To the extent a PMI Insurer Insolvency Event has occurred (and the current Stated Principal Balance of the Mortgage Loans covered by the PMI Insurer exceeds five percent (5%) of the current Stated Principal Balance of the total pool of Mortgage Loans):

                  (a) for any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of the thirtieth distribution date following the Closing Date and the date upon which principal in the amount of one-half of the original principal balance of the Mortgage Loans, if any, has been received by the Class A Certificateholders, the greater of: (i) the Target Overcollateralization Amount, and (ii) 125% of the Delinquency Amount.

                  (b) for any Distribution Date occurring after the end of the period in clause (a) above, the greatest of (i) two times the Target Overcollateralization Percentage stated as a percentage of the original mortgage pool balance at closing times the current outstanding mortgage pool balance; (ii) 125% of the Delinquency Amount; (iii) 0.75% of the original balance at closing; and (iv) an amount equal to the outstanding balance of the three largest Mortgage Loans.

                  (c) provided, however, for any Distribution Date occurring after the end of the period in clause (a) above, if the Delinquency Percentage exceeds 10.0%, the Required Overcollateralization Amount shall be no less than the Required Overcollateralization Amount as of the previous Distribution Date.

If the current Stated Principal Balance of the Mortgage Loans covered by the PMI Insurer is less than or equal to five percent (5%) of the current Stated Principal Balance of the total pool of Mortgage Loans, this clause (II) shall no longer apply.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either
(i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.001%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event
                                      -26-
that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a condominium project, (iv) a detached one-family dwelling in a planned unit development, or (v) manufactured home treated as real property under local law none of which is a co-operative or mobile home (as defined in 42 United States Code, Section 5402(6)).

                  "Residual Certificate": The Class R Certificates.

                  "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the structured finance services department (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

                  "Scheduled Principal Balance": With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Collection Period, whether or not received from the Mortgagor or advanced by the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Master Servicer in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and
(iv) the performance of its obligations under Sections 3.01, 3.09, 3.14, 3.16 and 3.23.

The Master Servicer shall not be required to make any Servicing
Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Servicing Fee": With respect to each Mortgage Loan (or REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan (or REO Property) as of the preceding Distribution Date (or in the case of the initial Distribution Date, as of the Cut-off Date).

                  "Servicing Fee Rate": 0.50% per annum expressed as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date as of the Cut-off Date).

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Servicing Termination Event": One or more of the events described in Section 7.01(i)-(ix).

                  "Servicing Termination Trigger": includes any of the following:

         (i) cumulative Realized Losses as a percent of the original collateral balance equal or exceed the following:


                                     Date                         Percentage
                   ------------------------------ ------------------------------
                   July 1999-June 2000                               1.0%
                   July 2000-June 2001                               2.0%
                   July 2001-June 2002                               3.5%
                   July 2002-June 2003                               4.5%
                   July 2003-June 2004                               5.5%
                   July 2004-June 2005                               6.5%
                   July 2005 and thereafter                          7.5%
                   ------------------------------ ------------------------------

         (ii) The aggregate Realized Losses over the most recent 12 month period exceed 1.25% of the original collateral balance;

         (iii) The three-month rolling average of the 90-day delinquency rate exceeds 16.0%; or

         (iv) A reduction in the direct or indirect ownership interest by either Enhance Financial Services Group or Mortgage Guaranty Insurance Corporation to less than 25% each in the Master Servicer.

                  "Single Certificate": With respect to any Class of Class A Certificates, a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Class A Certificate Principal Balance of $1,000. With respect to the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

                  "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

                  "Special Servicing Fee": With respect to each Mortgage Loan Delinquent 90 or more days, $125 per month, which fee shall be payable until the earlier of (i) 18 consecutive months and (ii) the delinquency status of such Mortgage Loan has been reduced to less than 90 days.

                  "Standard Rate": With respect to any Distribution Date, the rate at which interest accrues on the Class B Certificates subject to the Weighted Average Net Mortgage Rate, in each case during the related Interest Accrual Period.

                  "Startup Day": The day designated as such pursuant to Section 11.01(b) hereof.

                  "Stated Possible Maturity Date": The Distribution Date in January 25, 2029.

                  "Stated Principal Balance": With respect to any Mortgage Loan:
(a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after giving effect to all Monthly Payments due thereon on or before the Cut-off Date whether or not received and as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or included in a Advance and distributed pursuant to Section 4.01 on or before such date of determination,
(ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination,
(iii) all Liquidation Proceeds and Insurance Proceeds applied by the Master Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Collection Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to
Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                  "Stayed Funds":  As defined in Section 7.02(b).

                  "Subservicer":  As defined in Section 3.02.

                  "Subservicing Agreement":  As defined in Section 3.02.

                  "Substitution Shortfall Amount": As defined in Section 2.03(d) hereof.

                  "Successor Servicer Fee": Any fees of a successor Servicer in excess of the Servicing Fee.

                  "Successor Servicer Selection Agreement": The agreement, dated as of June 23, 1999, among MLMCI, the Depositor, the Master Servicer, the Trustee, the Certificate Insurer and First Union National Bank attached as
Exhibit I hereto.

                  "Target Overcollateralization Amount": The Target Overcollateralization Percentage times the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  "Target Overcollateralization Percentage":  Shall mean 6.95%.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Termination Price":  As defined in Section 10.01.

                  "Terminator":  As defined in Section 10.01.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Transition Costs": Any costs incurred by a successor Servicer in the assignment of the rights and obligations of the Master Servicer under this Agreement to a successor Servicer.

                  "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement (including any PMI Policy) and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement, the PMI Insurance Agreement and the Assignment Agreement (including any security interest created thereby), (v) the Collection Account, the Distribution Account, any REO Account or Servicing Account and the Policy Payments Account and such assets that are deposited therein from time to time and any investments thereof and (vi) the Certificate Insurance Policy, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, the Trust Fund specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

                  "Trustee": The Chase Manhattan Bank, a New York banking corporation, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee's Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

                  "Trustee's Fee Rate": 0.0125% per annum expressed as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date as of the Cut-off Date).

                  "Undercollateralized Amount": With respect to any Distribution Date, the amount by which (i) the Class A Certificate Balance, after taking into account the reduction thereof to be made on such Distribution Date in respect of principal on account of amounts described in clause (c)(A) of the definition of Class A Principal Distribution Amount, exceeds (ii) the Pool Principal Balance at the end of the immediately preceding Collection Period.

                  "Underwriter": Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

                  "United States Person": A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

                  "Value": With respect to any Mortgaged Property, the lesser of
(i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and (b) the value thereof as determined by a review appraisal conducted by the Mortgage Loan Originator in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and (2) the value thereof as determined by a review appraisal conducted by the Mortgage Loan Originator in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (ii)(1) above.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The percentage of the voting rights allocated among Holders of the Class A Certificates will be 99% and the percentage of the voting rights allocated among the Holders of the Class R Certificates will be 1%. The Voting Rights allocated to the Class A Certificates will be allocated among all Holders of each such Class in proportion to the outstanding Class A Certificate Principal Balance (or Percentage Interest) of such Certificates as of the most recent Distribution Date. Except as otherwise expressly provided herein, on any date on which no Certificate Insurer Default exists and is continuing, and the Class A Certificates are outstanding or any amounts are owed to the Certificate Insurer under the Insurance Agreement, all Voting Rights allocated to the Certificateholders shall be vested in the Certificate Insurer.

                  "Weighted Average Net Mortgage Rate": The weighted average (by Scheduled Principal Balance) of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         SECTION 2.01.     Conveyance of Mortgage Loans.

                  (a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders and the Certificate Insurer all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement and the Assignment Agreement provided that, notwithstanding the assignment hereunder, the Depositor shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by the Mortgage Loan Originator under the Mortgage Loan Purchase Agreement of any of its representations and warranties, and all other assets included or to be included in the Trust Fund. Such assignment includes all interest and all principal received by the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans (other than payments due on or before the Cut-off Date). All remaining interest due and received on the Mortgage Loans with respect to the first Collection Period shall be remitted by the Master Servicer to the Mortgage Loan Originator.

                  On or before the Closing Date, the Depositor will (i) cause the Certificate Insurer to deliver the Policy to the Trustee for the benefit of the Class A Certificateholders and (ii) cause MLMCI to deliver the PMI Insurance Agreement to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  In connection with such transfer and assignment, the Depositor will cause MLMCI to deliver to, and deposit with, the Trustee, or to and with the Custodian, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

                  (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of The Chase Manhattan Bank, as Trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Series 1999-H2, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                  (ii) The original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by MLMCI to be a true copy of the original of the Mortgage that has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located;

                  (iii) an original Assignment of the Mortgage executed in the following form: "The Chase Manhattan Bank, as Trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Series 1999-H2, without recourse";

                  (iv) The original policy of title insurance (or a preliminary title report if the original title insurance policy has not been received from the title insurance company);

                  (v) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by MLMCI to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

                  (vi) the original or copies of each assumption and modification agreements, if any.

                  (b) The Depositor shall cause MLMCI to promptly (and in no event later than five Business Days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  (c) If (a) the original Mortgage was not delivered pursuant to
(ii) above, (b) any original intervening assignment was not delivered pursuant to (v) above, or (c) the original title insurance policy was not delivered pursuant to (iv) above, MLMCI shall use best reasonable efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Custodian, promptly upon receipt thereof. If the original Mortgage, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Trustee or any Custodian, within one hundred fifty (150) days following the Closing Date, the related Mortgage Loan shall, upon the request of the Depositor, be repurchased by MLMCI pursuant to the Assignment Agreement.

                  If the Depositor or the Trustee or the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Depositor or the Trustee or the Custodian shall promptly so notify MLMCI. MLMCI shall have a period of 60 days within which to correct or cure any such defect. If any material defect cannot be corrected or cured, MLMCI will pursuant to the Assignment Agreement, not later than 30 days after the expiration of the applicable cure period described above, repurchase or substitute for the related Mortgage Loan at the Purchase Price.

                  (d) All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by or on behalf of MLMCI, the Depositor or the Master Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the

Trustee. Any such original document delivered to or held by the Depositor or MLMCI that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Master Servicer.

                  (e) The Depositor herewith delivers to the Trustee and the Certificate Insurer an executed copy of the Mortgage Loan Purchase Agreement and the Assignment Agreement.

                  (f) The Trustee or the Custodian (such Custodian being so obligated under the Custodial Agreement) agrees to endorse each original Mortgage Note and execute each original Assignment of the Mortgage in the form set forth in subclause 2.01(a) within 30 days after the Closing Date.

         SECTION 2.02.     Acceptance by Trustee.

                  (a) Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the Trustee, or the Custodian as the duly appointed agent of the Trustee, acknowledges receipt of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(vi)) above and all other assets included in the definition of "Trust Fund" (to the extent of amounts deposited into the Distribution Account) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents delivered to it, or a Custodian as its agent, constituting a Mortgage File, and that it, or a Custodian as its agent, holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

                  (b) The Trustee or Custodian (such Custodian being so obligated under the Custodial Agreement) agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review each Mortgage File within 30 days after the Closing Date and to certify in substantially the form attached hereto as Exhibit B-1 (with any applicable exceptions noted thereon) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan which has been certified as having been paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(vi)) required to be delivered to it pursuant to this Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (iv), (vi) and (xi) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee, or a Custodian as its agent, was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

                  (c) Prior to the first anniversary date of this Agreement the Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) shall deliver to the Depositor and the Master Servicer a final certification in the form annexed hereto as Exhibit B-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  (d) If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor and the Master Servicer. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor, the Trustee, the Certificate Insurer and MLMCI of any such omission or defect found by it in respect of any Mortgage File held by it. In addition, upon the discovery by the Master Servicer, the Depositor, the Trustee, the Certificate Insurer or MLMCI of a breach of any of the representations and warranties made by MLMCI in the Assignment Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders or the Certificate Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. In performing any such review pursuant to this Section 2.02, the Trustee or the Custodian, as the Trustee's agent, may rely on the Depositor as to the purported genuineness of any such document and any signature thereon. The Trustee or the Custodian, as the Trustee's agent, shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

         (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles, consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Collection Account or the Distribution Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of MLMCI's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by MLMCI to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d)
notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         SECTION 2.03. Repurchase or Substitution of Mortgage Loans by MLMCI.

                  (a) The Depositor, as assignee of MLMCI under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders and the Certificate Insurer all of its right, title and interest in respect of the Assignment Agreement and the Mortgage Loan Purchase Agreement. Insofar as the Assignment Agreement or the Mortgage Loan Purchase Agreement relates to the representations and warranties made by the Mortgage Loan Originator or MLMCI in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee, Certificateholders and the Certificate Insurer. Upon discovery or receipt by a Responsible Officer of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Mortgage Loan Originator or MLMCI of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or Assignment Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the Trustee shall promptly notify MLMCI, the Master Servicer and the Depositor of such defect, missing document or breach and request that MLMCI deliver such missing document or cure such defect or breach within 60 days from the date MLMCI was notified of such missing document, defect or breach, and if MLMCI does not deliver such missing document or cure such defect or breach in all material respects during such period, the Master Servicer shall enforce the MLMCI's obligation under the Assignment Agreement (i) in connection with any such breach that could not reasonably have been cured within such 60 day period, if MLMCI shall have commenced to cure such breach within such 60 day period, to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Assignment Agreement and (ii) in connection with any such breach (subject to clause (i) above) or in connection with any missing document or defect, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price within 30 days after the date on which MLMCI was notified (subject to Section 2.03(e)) of such missing document, defect or breach, if and to the extent that MLMCI is obligated to do so under the Assignment Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Trustee or the Custodian, as the Trustee's agent, upon receipt of written certification from the Master Servicer of such deposit, shall release the related Mortgage File to MLMCI and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as MLMCI shall furnish to it and as shall be necessary to vest in MLMCI any

Mortgage Loan released pursuant hereto and the Trustee or the Custodian, as the Trustee's agent shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Assignment Agreement, the Mortgage Loan Originator or MLMCI, as the case may be, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of MLMCI to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

                  (b)      [Reserved]

                  (c)      [Reserved]

                  (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a), must be effected prior to the date which is two years after the Startup Day for the Trust Fund.

                  As to any Deleted Mortgage Loan for which MLMCI, as the case may be, substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by MLMCI delivering to the Trustee or the Custodian, as the Trustee's agent, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee or the Custodian, as the Trustee's agent, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor, the Certificate Insurer, the Master Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit B-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee or the Custodian, as the Trustee's agent, shall deliver to the Depositor and the Master Servicer a certification substantially in the form of Exhibit B-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by MLMCI. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Collection Period preceding the month of substitution and MLMCI shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. MLMCI shall provide the Master Servicer with the information required to amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, such Qualified Substitute Mortgage Loan or

Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by MLMCI, the Assignment Agreement, including, in the case of a substitution effected by MLMCI, all applicable representations and warranties thereof included in the Assignment Agreement as of the date of substitution.

                  For any month in which MLMCI, as the case may be, substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the related Cut-Off Date, together with one month's interest on such principal balance at the applicable Mortgage Rate. On the date of such substitution, the Mortgage Loan Originator or MLMCI, as the case may be, will deliver or cause to be delivered to the Master Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee or the Custodian, as the

Trustee's agent, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Master Servicer of such deposit, shall release to the Mortgage Loan Originator or MLMCI, as the case may be, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Mortgage Loan Originator or MLMCI, as the case may be, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In addition, MLMCI shall obtain at its own expense and deliver to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any REMIC created hereunder, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or
(b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (e) Upon discovery by the Depositor, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties and the Certificate Insurer. In connection therewith, MLMCI shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Sections 2.03(a). The Trustee or the Custodian, as the Trustee's agent, shall reconvey to MLMCI the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty. Such substitution may only be effected at such time as the required Opinion of Counsel can be given.

         SECTION 2.04. Representations and Warranties of the Depositor.

                  (a) The Depositor hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders, the Certificate Insurer and to the Master Servicer that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) The execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not violate the Depositor's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

                  (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially adversely affect its performance hereunder; and

                  (v) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (b) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

                  (c) The representations and warranties of MLMCI with respect to the Mortgage Loans and the remedies therefor that are contained in the Assignment Agreement are as set forth therein and the Depositor hereby assigns all of its right, title and interest in and to such representations, warranties and remedies therefor to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Upon discovery by any of the Depositor, the Master Servicer, the Certificate Insurer, the Trustee or any Custodian (any Custodian being so obligated under a Custodial Agreement) of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement), and in no event later than two Business Days from the date of such discovery.

         SECTION 2.05. Representations, Warranties and Covenants of the Master
                       Servicer.

                  (a) The Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders, the Certificate Insurer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Master Servicer is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and is and will remain duly licensed under and in compliance with the laws of each state in which any Mortgage
         Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (iii) The execution and delivery of this Agreement by the Master Servicer and the performance of and compliance with the terms of this Agreement will not (a) violate the Master Servicer's limited partnership agreement or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Master Servicer or by which the Master Servicer is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Master Servicer is a party or by which the Master Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Master Servicer's ability to perform its obligations under this Agreement;

                  (iv) The Master Servicer is an approved servicer for FHLMC or FNMA in good standing and is a HUD approved mortgagee pursuant to
         Section 203 of the National Housing Act; no event has occurred, including but not limited to a change in insurance coverage, which would make the Master Servicer unable to comply with FHLMC or FNMA or HUD eligibility requirements or which would require notification to FHLMC or FNMA or HUD;

                  (v) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of it contained in this Agreement;

                  (vi) There are no actions or proceedings against, investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement;

                  (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

                  (viii) The Master Servicer (a) acknowledges that its performance under this Agreement will be adversely affected if it is unable to become "Year 2000 Compliant" prior to January 1, 2000, (b) has made an assessment of the microchip and computer-based systems, hardware, software and other equipment used by the Master Servicer in connection with such performance (collectively, "Systems") and (c) represents that its Systems will be Year 2000 Compliant by January 1, 2000. As used herein, "Year 2000 Compliant" means (1) the Systems process, provide and/or receive (provided data received from third party providers is Year 2000 Compliant), so as to avoid the occurrence of a material adverse effect thereon, date data (including without limitation calculating, comparing, and sequencing), within, from, into, and between centuries (including without limitation the twentieth and twenty-first centuries), including leap year calculations, and (2) neither the performance nor the functionality nor the Master Servicer's performance under this Agreement will be materially adversely affected by dates prior to, on or after January 1, 2000.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 (c) shall survive delivery of the Mortgage Files to the Trustee or any Custodian and shall inure to the benefit of the Trustee, the Depositor, the Certificate Insurer and the Certificateholders. Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee.

         SECTION 2.06. Issuance of Certificates.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it, or any Custodian on its behalf, of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the

Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

         SECTION 2.07. Sale and Conveyance of the Subsequent Mortgage Loans. [Reserved].


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

         SECTION 3.01. Master Servicer to Act as Servicer.

                  The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement, the PMI Insurance Agreement with respect to the Mortgage Loans covered by PMI Insurance and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                  (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with the related Mortgagor;

                  (ii) the ownership of any Certificate by the Master Servicer or any Affiliate of the Master Servicer;

                  (iii) the Master Servicer's obligation to make Advances or Servicing Advances; or

                  (iv) the Master Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Master Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, and the Trustee or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee, the Certificateholders and the Certificate Insurer. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Master Servicer under such powers of attorney.

                  In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Master Servicer in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating the Stated Principal Balance of a Mortgage Loan or distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Master Servicer may not make any future advances with respect to a Mortgage Loan and the Master Servicer shall not, except as provided in Section 3.07 and with respect to Mortgage Loans covered by a PMI Policy as provided in the PMI Insurance Agreement, permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal), waive any prepayment penalty or premium or change the final maturity date on such Mortgage Loan or any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under
Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any of the REMICs created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. The Master Servicer shall not solicit mortgage loan refinancings.

                  The Master Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Master Servicer from the responsibilities or liabilities arising under this Agreement.

         SECTION 3.02. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.

                  The Master Servicer may, with the prior written consent of the Certificate Insurer, arrange for the subservicing of any Mortgage Loan by a subservicer (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a subservicer or reference to actions taken through a Master Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee, the Certificate Insurer and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall not amend any such Subservicing Agreement without the Certificate Insurer's prior written consent. Every subservicing agreement entered into by the Master Servicer shall contain a provision giving the successor Master Servicer the option to terminate such agreement in the event a successor Master Servicer is appointed. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

                  For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Master
Servicer.

         SECTION 3.03. Successor Sub-Servicers.

                  The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 8.03.

         SECTION 3.04. No Contractual Relationship Between Sub-Servicer, Trustee or the Certificateholders.

                  Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 3.05.

         SECTION 3.05. Assumption or Termination of Sub-Servicing Agreement by Trustee.

                  In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Master Servicer hereunder by the Trustee pursuant to Section 7.02 or another successor Master Servicer, it is understood and agreed that the Master Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Master Servicer and a Sub-Servicer shall be assumed simultaneously by the Trustee or another successor Master Servicer without act or deed on part of the Trustee; PROVIDED, HOWEVER, that the

Trustee (if acting as successor Master Servicer) or any other successor Master Servicer may, with the consent of the Certificate Insurer, and shall, at the direction of the Certificate Insurer, terminate the Sub-Servicer.

                  The Master Servicer shall, upon the reasonable request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the disorderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         SECTION 3.06. [RESERVED]

         SECTION 3.07. Collection of Certain Mortgage Loan Payments.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Master Servicer may in its discretion with respect to a Mortgage Loan not covered by the PMI Policies (or with respect to a Mortgage Loan covered by the PMI Policies may with the consent of the PMI Insurer) (i) waive any late payment charge or, if applicable, penalty interest,
(ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 90 days or (iii) if the Master Servicer provides prior written notice to the Certificate Insurer to which the Certificate Insurer does not object within two Business Days, extend the due dates for Monthly Payments due on a Mortgage Loan for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) or clause (iii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the standards set forth in Section 3.01 may waive, modify or vary any term of such Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

         SECTION 3.08. [RESERVED]

         SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

                  The Master Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the Servicing Accounts on a daily basis and in no event later than the second Business Day after receipt, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Master Servicer out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance);
(iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. As part of its servicing duties, the Master Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. Notwithstanding the foregoing, the Master Servicer shall not be obligated to collect Escrow Payments if the related Mortgage Loan does not require such payments but the Master Servicer shall nevertheless be obligated to make Servicing Advances as provided in Section 3.01.

         SECTION 3.10. Collection Account and Distribution Account.

                  (a) On behalf of the Trust Fund, the Master Servicer shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Certificate Insurer and the Certificateholders. On behalf of the Trust
Fund,
the Master Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis and in no event later than two Business Days after receipt, as and when received or as otherwise required hereunder, the following payments and collections received or made by it on or subsequent to the Cut-off Date:

                  (i) all payments on account of principal, including Principal Prepayments and prepayment penalties on the Mortgage Loans;

                  (ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

                  (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section
         10.01);

                  (iv) any amounts required to be deposited pursuant to Section
         3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                  (v) any amounts required to be deposited by the Master Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles; and

                  (vi) any Purchase Price or Substitution Shortfall Amount delivered to the Master Servicer.

                  The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment charges that are not prepayment penalties, assumption fees or other similar fees need not be deposited by the Master Servicer in the Collection Account. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before 5:00 p.m. New York time (i) on the Master Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (ii) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Master Servicer shall, on or before 5:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Master Servicer, the Trustee or the Mortgage Loan Originator pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

                  (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Master Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

                  (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer in immediately available funds to the Trustee for deposit in the Distribution Account. In the event the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trustee from time to time for deposit in the Distribution Account the amounts set forth in clauses (i) through (v) below:

                  (i) any Advances, as required pursuant to Section 4.03;

                  (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

                  (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01;

                  (iv) any amounts required to be deposited pursuant to Section
         3.24 in connection with any Prepayment Interest Shortfalls; and

                  (v) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters.

                  (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) or as otherwise permitted hereunder. In addition, the Master Servicer shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section
3.12 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

         SECTION 3.11. Withdrawals from the Collection Account and Distribution Account.

                  The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

                  (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                  (ii) subject to Section 3.16(d), to reimburse the Master Servicer for Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.03;

                  (iii) subject to Section 3.16(d), to pay the Master Servicer any unpaid Servicing Fees and reimburse the Master Servicer any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds and Insurance
         Proceeds received with respect to such Mortgage Loan;

                  (iv) to pay to the Master Servicer as servicing compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                  (v) to pay to the Master Servicer, the Depositor, MLMCI or the Mortgage Loan Originator, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon not included in the Purchase Price or the Substitution Shortfall Amount;

                  (vi) to reimburse the Master Servicer for any Advance or Servicing Advance previously made which the Master Servicer, as applicable, has determined in good faith to be a Nonrecoverable Advance in accordance with the provisions of Section 4.03;

                  (vii)    [reserved]

                  (viii) to reimburse the Master Servicer, or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section
         2.03 of this Agreement, or in respect of a breach or defect under
         Section 2.04 of this Agreement, that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                  (ix) to pay, or to reimburse the Master Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

                  (x) to clear and terminate the Collection Account pursuant to
         Section 10.01.

                  The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above. The Master Servicer shall provide written notification to the Trustee and the Certificate Insurer, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vi) above.

                  The Trustee shall withdraw from the Distribution Account on each Distribution Date any interest or investment income earned on funds deposited in the Distribution Account as additional compensation.

         SECTION 3.12. Investment of Funds in the Investment Accounts.

                  (a) The Master Servicer may direct, by means of written directions (which may be standing directions), any depository institution maintaining the Collection Account and the Trustee may direct, by means of written directions (which may be standing directions), any depository institution maintaining the Distribution Account (each, for purposes of this Section 3.12, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such

Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall, and at the direction of the Master Servicer in the case of the Collection Account:

         (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

         (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Master Servicer or the Trustee, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11. All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Master Servicer or the Trustee, shall be for the benefit of the Trustee and shall be subject to its withdrawal in accordance with Section
3.11. The Master Servicer or the Trustee, as applicable, shall deposit in the Collection Account and the Distribution Account, respectively, the amount of any loss incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), shall, at the written direction of the Master Servicer, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  (d) In the absence of written direction to the Trustee from the Master Servicer, all funds on deposit in the Investment Accounts shall remain uninvested.

         SECTION 3.13. [intentionally omitted]

         SECTION 3.14. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

                  (a) The Master Servicer shall cause to be maintained for each Mortgaged Property fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Master Servicer shall also cause to be maintained fire and hazard insurance on each REO Property with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders and the Certificate Insurer, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and
(ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificateholders and the Certificate Insurer, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of its respective obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans, unless the Master Servicer, has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall each also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC, unless the Master Servicer, has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer, has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee and the Certificate Insurer.

         SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
Agreements.

                  The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; PROVIDED, HOWEVER, that the Master Servicer shall not exercise any such rights if prohibited by law from doing so. If the Master Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Master Servicer, with the consent of the Certificate Insurer, will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies then current underwriting criteria of the Master Servicer for mortgage loans similar to the Mortgage Loans. In connection with any assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Master Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Master Servicer in respect of an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Custodian the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

                  (a) The Master Servicer shall use its best efforts, consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that such costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in Section 3.11 and 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if the Certificate Insurer has not consented in writing and, as a result of any such action, the Trustee or the Certificateholders would be considered to hold title to, to be a "mortgagee-in- possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined and received the consent of the Class R Certificateholder and the Certificate Insurer, based on its reasonable judgment and if the Certificate Insurer has so directed, a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                           (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                           (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as directed by the Certificate Insurer. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  (c) Subject to the PMI Insurance Agreement and this subclause
(c), the Master Servicer or MLMCI shall have the right to purchase from the Trust Fund any defaulted Mortgage Loan that is 60 days or more delinquent, which the Master Servicer or MLMCI determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee and the Certificate Insurer, in form and substance satisfactory to the Trustee and the Certificate Insurer prior to purchase), at a price equal to the Purchase Price. In addition, if the Mortgage Loan to be repurchased by the Master Servicer or MLMCI, pursuant to the preceding sentence is the greatest number of days contractually delinquent of all then contractually delinquent Mortgage Loan, the Master Servicer or MLMCI, as applicable, may repurchase such Mortgage Loans without having first notified the Certificate Insurer of such repurchase. In all other cases, the Master Servicer or MLMCI, as applicable, must notify the Certificate Insurer, in writing, of its intent to repurchase a Mortgage Loan and the Master Servicer or MLMCI, as applicable, may not repurchase such Mortgage Loan without the written consent of the Certificate Insurer. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee or any Custodian, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause to be released to the Master Servicer, as applicable, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer, as applicable, title to any Mortgage Loan released pursuant hereto.

                  (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: FIRST, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Advances, pursuant to Section 3.11(ii) or (iii); SECOND, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and THIRD, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: FIRST, concurrently and on a pro rata basis to unpaid Servicing Fees; and SECOND, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer pursuant to Section 3.11(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: FIRST, to reimburse the Master Servicer for any related unreimbursed Advances in accordance with Section 3.11(ii) and any other amounts reimbursable to the Master Servicer pursuant to Section 3.11, and SECOND, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.10(b).

         SECTION 3.17. Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will notify the Custodian by a certification in the form of Exhibit D-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Custodian shall, upon request of the Master Servicer and delivery to the Custodian of a Request for Release in the form of Exhibit D-l, release the related Mortgage File to the Master Servicer, and the Trustee shall, at the direction of the Master Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer of the Master Servicer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer of the Master Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or the Custodian, as applicable, to the Master Servicer.

                  Upon written certification of a Servicing Officer of the Master Servicer, the Trustee shall execute and deliver to the Master Servicer, with copies to the Certificate Insurer, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         SECTION 3.18. Servicing Compensation.

                  As compensation for the activities of the Master Servicer, hereunder, the Master Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Master Servicer shall be entitled to the Special Servicing Fee pursuant to the priorities set forth in Section 4.01(a), as applicable. Furthermore, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement to the extent permitted herein.

                  Additional servicing compensation in the form of assumption fees, modification fees, late payment charges, prepayment charges (other than prepayment penalties) and other miscellaneous fees shall be retained by the Master Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Master Servicer. The Master Servicer shall also be entitled pursuant to Section 3.11(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

         SECTION 3.19. Reports to the Trustee; Collection Account Statements.

                       [Reserved]

         SECTION 3.20. Statement as to Compliance.

                  The Master Servicer will deliver to, the Trustee, the Certificate Insurer and the Depositor not later than 120 days following the end of the fiscal year of the Master Servicer, which as of the Closing Date ends on the last day in December, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder, the Certificate Insurer and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Trustee.

         SECTION 3.21. Independent Public Accountants' Servicing Report.

                  Not later than 120 days following the end of each fiscal year of the Master Servicer, the Master Servicer, at its expense, shall cause Deloitte & Touche LLP to furnish to the Master Servicer a report stating that
(i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee, the Certificate Insurer and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder or the Certificate Insurer upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

         SECTION 3.22.  Access to Certain Documentation.

                  The Master Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or the Certificate Insurer, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Certificate Insurer, the Trustee and to any Person


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



identified to the Master Servicer, as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Master Servicer designated by it at the expense of the Person requesting such access.

         SECTION 3.23. Title, Management and Disposition of REO Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property by the close of the third calendar year following the calendar year in which the Trust Fund acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, more than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Master Servicer had delivered to the Trustee an Opinion of Counsel, addressed to the Trustee, the Certificate Insurer and the Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders and the Certificate Insurer (it being understood that, without regard to the Certificate Insurance Policy, the interests of the Certificateholders and the Certificate Insurer are deemed to be aligned). In connection therewith, the Master Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                  (i) all insurance premiums due and payable in respect of such REO Property;

                  (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

                  (iii) all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

                  Notwithstanding the foregoing, the Master Servicer shall not:

                  (i) permit the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                  (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                  (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
         Section 856(e)(4)(B) of the Code; or

                  (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Master Servicer and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

                  The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                  (i) the terms and conditions of any such contract shall not be inconsistent herewith;

                  (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                  (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                  (iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees.

                  (d) In addition to the withdrawals permitted under Section 3.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or the Master Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with
Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.

                  (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (g) The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         SECTION 3.24. Obligations of the Master Servicer in Respect of Prepayment Interest Shortfalls.

                  The Master Servicer shall deliver to the Trustee for deposit into the Distribution Account on or before 5:00 p.m. New York time on the Master Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from Principal Prepayments received by the Master Servicer during the related Collection Period and (ii) 50% of its aggregate Servicing Fee for the most recently ended Collection Period. The Master Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. The Master Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

         SECTION 3.25. [Reserved].

         SECTION 3.26. Obligations of the Master Servicer in Respect of Mortgage Rates and Monthly Payments.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

         SECTION 3.27. Servicing and Administrating of the PMI Policies.

                  (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the standards set forth in Section 3.01, such standards shall be deemed to include complying with the terms of the PMI Policies in all material respects. Except as expressly set forth herein and subject to the standard of care set forth in Section 3.01, the Master Servicer shall have full authority on behalf of the Trust Fund to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the PMI Policies. The Master Servicer shall make its best reasonable efforts to file all insured claims under the PMI Policies and collect from the PMI Insurer all Insurance Proceeds due to the Trust Fund under the PMI Policies. The Master Servicer shall not take, or permit any subservicer to take, any action which would result in non-coverage under any applicable PMI Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available and the Trustee has remitted PMI Premiums as required, the Master Servicer shall keep or cause to be kept in full force and effect each such PMI Policy, until the Loan-to-Value Ratio of the Mortgage Loan is less than 70% of such Mortgage Loans Loan-to-Value Ratio at origination; provided, however, that if a PMI Insurer Insolvency Event has occurred and is continuing, the Master Servicer shall, at the direction of the Certificate Insurer, or, if a Certificate Insurer Default has occurred and is continuing, may, terminate the PMI Policy on any Mortgage Loan that is not then past due. Unless a Certificate Insurer Default has occurred and is continuing, neither the Master Servicer nor the Indenture Trustee shall terminate the PMI Policy with respect to any Mortgage Loan without the prior written consent of the Certificate Insurer. The Master Servicer shall cooperate with the PMI Insurer and shall use commercially reasonable efforts to furnish all reasonable aid, evidence and information in the possession of the Master Servicer or to which the Master Servicer has access with respect to any Mortgage Loan.

                  (b) The Master Servicer shall deposit into the Collection Account pursuant to Section 3.10 hereof all PMI Insurance Proceeds received from the PMI Insurer under the terms of the PMI Policies. The Trustee shall withdraw from the Distribution Account and pay to the PMI Insurer pursuant to Section
4.01 hereof, the monthly PMI Premiums due to the PMI Insurer in accordance with the terms of the PMI Insurance Agreement.

                  (c) Notwithstanding the provisions of Subsection 3.27(a) and
(b), the Master Servicer shall not take any action in regard to the PMI Policies inconsistent with the rights and interests of the Certificateholders (whose right and interests are deemed to be aligned with rights and interests of the Trustee and the Certificate Insurer, without giving effect to the Certificate Insurance Policy) under this Agreement.

                  (d) The Trustee shall furnish the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Master Servicer to service and administer the PMI Policies; provided, however, that the Trustee shall not be liable for the actions of the Master Servicer under such powers of attorney.

                  (e) The Master Servicer shall give written notice to the PMI Insurer of all "Defaults" and "Early Defaults" (as such terms are defined in the PMI Policy) with respect to the Mortgage Loans within the time frames and in the manner provided in the PMI Policy.

                  (f) The Master Servicer shall not authorize any assumption agreement with respect to any Mortgage Loan covered by a PMI Policy without the prior written approval of the PMI Insurer.

                  (g) With respect to each Mortgage Loan covered by a PMI Policy, the Master Servicer shall initiate foreclosure proceedings or other appropriate proceedings not later than 6 months after it is permitted to do so hereunder and under the Mortgage Loan and by applicable law, and shall provide copies of all notices and pleadings with respect thereto.

                  (h) With respect to any Mortgage Loan covered by a PMI Policy, the Master Servicer shall use commercially reasonable efforts to obtain the prior consent of the PMI Insurer with respect to any "Approved Sale" (as such term is defined in the PMI Policy) of the related Mortgaged Property.

                  (i) The Master Servicer shall comply with any bidding instructions provided to it by the PMI Insurer to the PMI Policy.

                  (j) The Master Servicer shall furnish to the Certificate Insurer copies of all notices, certificates, statements, reports, information and correspondence from PMI Insurer to the Master Servicer and from the Master Servicer to the PMI Insurer.

                  (k) Upon the occurrence of a PMI Insurer Insolvency Event, the Certificate Insurer, at its sole discretion, shall have the option of terminating and/or replacing the PMI insurance coverage with respect to some or all of the covered Mortgage Loans. Following any PMI Insurer Insolvency Event, the Certificate Insurer shall give the Master Servicer thirty (30) days prior written notice of its intention to terminate the PMI Policy with respect to any Mortgage Loan.

                  (l) The Master Servicer shall furnish to the Certificate Insurer and MLMCI notice of any claim under a PMI Policy which has not been paid in full.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01. Distributions.

         (a) On each Distribution Date, based on the information provided by the Master Servicer, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Distribution Account to the extent funds are available therein the Available Distribution Amount for such date and shall distribute such amount as specified in this Section. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $5,000,000, or, in the case of a Class R Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; PROVIDED, HOWEVER, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.

         The Available Distribution Amount shall be distributed in the following order of priority in each case to the extent of the Available Distribution Amount then remaining:

                  (i) FIRST, to the PMI Insurer, the monthly PMI premium due the PMI Insurer in accordance with the terms of the PMI Insurance Agreement;

                  (ii) SECOND, provided that no Certificate Insurer Payment Default has occurred and is continuing, to the Certificate Insurer, the Premium Amount;

                  (iii) THIRD, to the Trustee, the Trustee Fee and any amounts reimbursable to the Trustee pursuant to Section 11.01(c);


                  (iv) FOURTH, to the Holders of the Class A Certificates, the Class A Interest Distribution Amount;

                  (v) FIFTH, to the Holders of the Class A Certificates, the Class A Principal Distribution Amount;

                  (vi) SIXTH, to the Holders of the Class A Certificates, the Extra Principal Distribution Amount;

                  (vii) SEVENTH, to the Certificate Insurer, the sum of (a) all payments previously paid by the Certificate Insurer which have not been previously reimbursed, (b) any other amounts due to the Certificate Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts become due until paid in full;

                  (viii) EIGHTH, to the Class A Certificates an amount equal to the unpaid amount of any LIBOR Shortfall for such date and any LIBOR Carryover Amount for such date; notwithstanding any provision herein to the contrary, no amounts received in respect of prepayment premiums and penalties shall be distributed in respect of this Section;

                  (ix) NINTH, first to the Master Servicer, the Special Servicing Fee and second, amounts to reimburse the Master Servicer or the Depositor for expenses incurred by or reimbursable to the Master Servicer, or the Depositor, as the case may be, pursuant to Section 6.03; ;

                  (x) TENTH, to the Trustee, amounts incurred in connection with
         Section 8.05; and

                  (xi) ELEVENTH, to the Holders of the Class R Certificates, any amount remaining on such date after application pursuant to clauses (first) through (tenth) above.

         (b) Upon receipt of Insured Payments from the Certificate Insurer on behalf of Owners of the Class A Certificates, the Trustee shall deposit such Insured Payments in the Policy Payments Account. On each Distribution Date, pursuant to Section 13.02(b) hereof, such amounts will be transferred from the Policy Payments Account to the Distribution Account and the Trustee shall distribute such Insured Payments, or the proceeds thereof in accordance with
Section 4.01(a), to the Owners of such Class A Certificates.

         (c) The Trustee or Paying Agent shall (i) receive for each Owner of the Class A Certificates any Insured Payment from the Certificate Insurer and (ii) disburse the same to the

Owners of the related Class A Certificates as set forth in Section 4.01(a). Insured Payments disbursed by the Trustee or Paying Agent from proceeds of the related Certificate Insurance Policy shall not be considered payment by the Trust, nor shall such payments discharge the obligation of the Trust with respect to such Class A Certificates and the Certificate Insurer shall be entitled to receive the Reimbursement Amount pursuant to Section 4.01(a) hereof. Nothing contained in this paragraph shall be construed so as to impose duties or obligations on the Trustee that are different from or in addition to those expressly set forth in this Agreement.

         SECTION 4.02. Statements to Certificateholders and the Certificate Insurer.

                  On each Distribution Date, based on the information provided by the Master Servicer, the Trustee shall prepare and forward by mail to each Holder of the Class A Certificates and the Certificate Insurer, a statement as to the distributions made on such Distribution Date setting forth:

         1. The amount of the distribution made on such Distribution Date to the Holders of the Class A Certificates allocable to principal and to interest.

         2. The LIBOR Carryover Amount, Interest Carry Forward Amount and the LIBOR Shortfall for such Class and Distribution Date.

         3.       The Extra Principal Distribution Amount for such Distribution
                  Date.

         4.       The Monthly Excess Interest Amount for such Distribution Date.

         5.       The Required Overcollateralization Amount for such
                  Distribution Date.

         6.       The Overcollateralization Amount for such Distribution Date.

         7.       The Overcollateralization Deficiency for such Distribution
                  Date.

         8.       The Overcollateralization Release Amounts for such
                  Distribution Date.

         9. The aggregate amount of servicing compensation received by the Master Servicer during the related Collection Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns.

         10.      The aggregate amount of Advances for such Distribution Date.

         11. The aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties at the close of business for such Distribution Date.

         12. The number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date.

         13. The number and aggregate unpaid principal balance of Mortgage Loans (a) 30 days past due, (b) 60 days past due, (c) 90 or more days past due, (d) as to which foreclosure proceedings have been commenced and (e) as to which the related
                  Mortgagor has filed for bankruptcy.

         14. With respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan from the Mortgage Loan Schedule, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property.

         15. The book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date.

         16. The aggregate amount of prepayment penalties collected during the related Collection Period.

         17. The aggregate amount of Principal Prepayments made during the related Collection Period.

         18. The aggregate amount of Realized Losses incurred during the related Collection Period.

         19. The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date.

         20. The Certificate Balance of the Class A Certificates, after giving effect to the distributions made on such Distribution Date.

         21. The Certificate Factor for the Class A Certificates applicable to such Distribution Date.

         22. The aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.24.

         23. The aggregate amount of Relief Act Interest Shortfalls for such Distribution Date.

         24. The Pass-Through Rate applicable for the Class A Certificates for such Distribution Date and the immediately succeeding Distribution Date.

         25. The three-month rolling average of Mortgage Loans which are 90 or more days Delinquent.

         26. The unpaid principal balance of each Mortgage Loan (a) which has been substituted pursuant to Section 2.03, (b) purchased pursuant to Section 2.03, 3.16 or 10.01 or (c) for which a Liquidation Event has occurred.

         27.      Whether a Servicing Termination Trigger has occurred.

         28. On a loan level basis, all claims filed under the PMI Policy, all amounts of outstanding claims and the date of the original filing of the related claims.\

         29. On a loan level basis, the amount of claims filed and the amounts actually paid pursuant to such claims.

         30. With respect to the PMI Policy, the number of claims filed (and the date of such filing) which have not been paid in full.


                  In the case of information furnished pursuant to subclauses 1 through 9 above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate and the Certificate Insurer a statement containing the information set forth in subclauses 1-4 above for the related Certificate as applicable, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee or the Master Servicer pursuant to any requirements of the Code as from time to time are in force.

                  On each Distribution Date, the Trustee shall forward to the Depositor, to each Holder of a Residual Certificate and to the Master Servicer, a copy of the reports forwarded to each Class of Certificateholder and the Certificate Insurer on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

                  The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Master Servicer.


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




                  On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") Cusip Level Factors for the Class A Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.02 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Master Servicer, to the extent and in the manner provided in Section 8.05.

         SECTION 4.03. Remittance Reports; Advances.

                  (a) On the Business Day after the Determination Date, but in no event later than five Business Days prior to the Distribution Date, the Master Servicer shall deliver to the Trustee and Moody's by overnight mail a computer readable magnetic tape or diskette (or by such other means as the Master Servicer or the Trustee, as the case may be, may agree from time to time) a Remittance Report with respect to the related Distribution Date. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Master Servicer.

                  (b) The amount of Advances to be made by the Master Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of
(i) the aggregate amount of Monthly Payments (with each interest portion thereof net of, the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Master Servicer Remittance Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

                  On or before 12:00 p.m. New York time on the Master Servicer Remittance Date, the Master Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date from its own funds. The Trustee will provide notice to the Master Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Master Servicer to the Trustee on such date is less than the Advances required to be made by the Master Servicer for the related Distribution Date.

                  In the event that the Master Servicer fails for any reason to make an Advance required to be made pursuant to Section 4.03 on or before the Master Servicer Remittance Date, the Trustee shall, on or before the related Distribution Date, deposit in the Distribution Account an amount equal to the excess of (a) Advances required to be made by the Master Servicer that would have been deposited in such Distribution Account over (b) the amount of any Advances made by the Master Servicer with respect to such Distribution Date; PROVIDED, HOWEVER, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Distribution Account for Advances made by it pursuant to this Section 4.03 as if it were the Master Servicer.

                  (c) The obligation of the Master Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Master Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer, as applicable, delivered to the Depositor and the Trustee.

         SECTION 4.04. Allocation of Realized Losses.

         [Reserved]

         SECTION 4.05. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

         SECTION 4.06. The Capitalized Interest Account and the Pre-Funding Account.

                  [Reserved]

         SECTION 4.07. SEC Reporting.

                  Within 15 days after each Distribution Date, the Trustee shall file with the Securities Exchange Commission, via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date delivered pursuant to Section 4.02 included as an exhibit thereto. Prior to March 30, 2000, the Trustee shall file a Form 10-K in substance conforming to the Depositor's no-action letter and Form 15D (if applicable) with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such Form 8-K on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least one Business Days prior to filing any

Form 8-K or Form 10-K pursuant to this Section 4.07, the Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Depositor.


                                    ARTICLE V

                                THE CERTIFICATES

         SECTION 5.01. The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund. At the Closing Date, the Class A Certificate Balance will equal 97.85% of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date.

                  The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-2. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

                  Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) Each Class of Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate

Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  The Trustee, the Master Servicer, and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor or the Depository advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicing Termination Event, Certificate Owners representing in the aggregate not less than 5 1 % of the Ownership Interests of the BookEntry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $100,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $100,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.


         SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.11 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering

Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Master Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  (b) No transfer of any Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Residual Certificate is to be made without registration or qualification, the Trustee, the Certificate Registrar and the Certificate Insurer shall each require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration under the 1933 Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Certificate Insurer in its capacity as such), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any; provided, however, that no such opinion shall be required in connection with the transfers effected on the Closing Date. None of the Depositor, the Certificate Registrar, the Certificate Insurer or the Trustee is obligated to register or qualify the Residual Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of a Residual Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar, the Certificate Insurer and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of a Residual Certificate or any interest therein shall be made to (i) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (ii) any Person who is directly or indirectly purchasing the Residual Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the Trustee and the Certificate Registrar are provided with a certification of facts or an Opinion of Counsel which establishes to the satisfaction of each that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause any of the Trustee, the Certificate Registrar or the Master Servicer to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under
Section 4975 of the Code. In the absence of its having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Certificate Registrar shall require the prospective transferee of any Residual Certificate to certify either (a) it is not a Plan, (b) that it is neither (i) a Plan nor
(ii) a Person who is directly or indirectly purchasing the Residual Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets") or (c) that (i) it is an insurance company and (ii) all of the funds to be used by it to purchase the Certificates to be purchased by it are held in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered by PTCE 95-60.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit E) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause
                           (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement (in the form attached hereto as Exhibit E) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit E) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                  (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                  (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                  (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-I(b)(5) and 1.860E-2(a)(5) with respect to the excess " inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

                  (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                  (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause any REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

                  (i) The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Register on the first Business Day in January and June of each year, commencing January 2000.

         SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  If, after the delivery of such replacement Certificate, a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment or registration such original Certificate, the Trustee or the Certificate Registrar shall be entitled to recover such replacement Certificate from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trustee or the Certificate Registrar in connection therewith.

         SECTION 5.04. Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Certificate Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Certificate Insurer or any agent of any of them shall be affected by notice to the contrary.

         SECTION 5.05. Certain Available Information.

                  The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (A) this Agreement and any amendments hereof entered into pursuant to
Section 12.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date and (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 11.01(h). Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the Person requesting the same.


                                   ARTICLE VI

                         THE DEPOSITOR, AND THE SERVICER

         SECTION 6.01. Liability of the Depositor and the Master Servicer.

                  The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Master Servicer herein.

         SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for FNMA or FHLMC in good standing. The Depositor and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that (i) the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC and shall be a qualified servicer pursuant to the requirements set forth in Section 7.02 hereof (including, but not limited to, approval of the Certificate Insurer); and (ii) the Rating Agencies' ratings and shadow ratings of the Class A Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

         SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

                  None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, including any action taken or not taken in good faith pursuant to this Agreement at the direction of the Certificate Insurer or the PMI Insurer, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Depositor, the Master Servicer or any such person against any material breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, and any director, officer, employee or agent of the Depositor, or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of their respective duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, HOWEVER, that each of the Depositor and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Certificate Insurer hereunder. In such event, unless the Depositor or the Master Servicer acts without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of their respective duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 4.01(a), any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

         SECTION 6.04. Limitation on Resignation of the Master Servicer.

                  Except as otherwise provided herein, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Certificate Insurer. No resignation of the Master Servicer shall become effective until the Trustee or a successor servicer acceptable to the Certificate Insurer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder. The Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Master Servicer of all of the Master Servicer's right, title and interest in, to and under this Agreement to First Union, for the benefit of certain lenders, and (ii) in the event of a Servicing Termination Event, agree that upon delivery to the Trustee by First Union of a letter signed by the Master Servicer whereunder the Master Servicer shall resign as Master Servicer under this Agreement, the Trustee shall appoint First Union or its designee as successor Master Servicer pursuant to the terms of Exhibit I attached hereto, provided that at the time of such appointment, First Union or such designee meets the requirements of a successor Master Servicer pursuant to Section 7.02(a) hereof and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor.

         SECTION 6.05. Rights of the Depositor and Others in Respect of the Master Servicer.

                  The Master Servicer shall afford the Depositor, the Certificate Insurer and the Trustee, upon reasonable notice and at the expense of the requesting party, during normal business hours, access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor and the Trustee its most recent financial statements and such other information relating to its capacity to perform its obligations under this Agreement it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's written consent, except as required pursuant to this

Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or
(ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust Fund, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.


                                   ARTICLE VII

                                     DEFAULT

         SECTION 7.01. Servicing Termination Events.

                  "Servicing Termination Events" wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders or the Certificate Insurer any payment (other than a Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Certificate Insurer or the Trustee (in which case notice shall be provided by telecopy), or to the Master Servicer, the Depositor, the Certificate Insurer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (ii) any failure (other than a failure identified in clause
         (vi) below) on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the earlier of (a) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Certificate Insurer or the Trustee, or to the Master Servicer, the Depositor, the Certificate Insurer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (b) actual knowledge of such failure by a Servicing Officer of the Master Servicer; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) (A) any failure of the Master Servicer to make any Advance required to be made from its own funds pursuant to Section
         4.03 or (B) failure to make any payment required pursuant to Section
         3.24 which continues unremedied until 2:00 p.m. New York time on the Business Day immediately following the date on which such Advance or payment is required to be made;

                  (vii) The Certificate Insurer notifies the Trustee of an Event of Default with respectto the Master Servicer under the Insurance Agreement;

                  (viii) receipt by the Trustee and the Certificate Insurer of a letter of resignation signed by the Master Servicer and First Union National Bank, pursuant to that certain Credit Agreement among the Master Servicer and certain Affiliates of the Master Servicer, as borrowers, First Union National Bank and certain other financial institutions, as lenders, and First Union National Bank, as administrative agent (as amended, modified, restated, renewed, replaced or extended from time to time); or

                  (ix) a Servicing Termination Trigger has occurred and is continuing.

                  Subject to the provisions set forth in the Successor Servicer Selection Agreement (a form of which is attached hereto as Exhibit I), if a Servicing Termination Event shall occur, then, and in each and every such case subject tot he provisions of the Successor Servicer Selection Agreement, so long as such Servicing Termination Event shall not have been remedied, the Depositor or the Trustee may, in each case with the consent of the Certificate Insurer or at the direction of the Certificate Insurer, the Trustee shall, by notice in writing to the Master Servicer, (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer, in its capacity as the Master Servicer, under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the

Trustee or an Affiliate (or another successor Master Servicer acceptable to the Certificate Insurer) pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. All reasonable Transition Costs shall be paid by the predecessor servicer. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer to the Collection Account held by or on behalf of the Master Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of the Master Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Master Servicer (provided, however, that the Master Servicer, shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicing Termination Event (except for clause (vi) above) unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicing Termination Event is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

         SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer (except for any representations or warranties of the Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12), by the terms and provisions hereof including, without limitation, the Master Servicer's obligations to make Advances pursuant to Section 4.03 and to make payments in respect of Prepayment Interest Shortfalls pursuant to Section 3.24; provided, HOWEVER, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make Advances pursuant to Section 4.03; and PROVIDED FURTHER, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to the Master Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans to which the Master Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates entitled to at least 51% of the Voting Rights (with the prior written consent of the Certificate Insurer) or the Certificate Insurer so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement. No appointment of a successor to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Master Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

                  In the event of a Servicing Termination Event, notwithstanding anything to the contrary above, the Trustee, the Certificate Insurer and the Depositor hereby agree that upon delivery to the Trustee by First Union of a letter signed by the Master Servicer, whereunder the Master Servicer shall resign as Master Servicer under this Agreement, the Trustee shall appoint First Union or its designee as successor Master Servicer in accordance with Exhibit I attached hereto, provided that at the time of such appointment, First Union or such designee meets the requirements of a successor servicer set forth above and First Union or such designee agrees to be subject to the terms of this Agreement.

         SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any termination of the Master Servicer pursuant to
Section 7.01 above or any appointment of a successor to the Master Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, the Certificate Insurer, the PMI Insurer and each Rating Agency.

                  (b) Not later than the later of 60 days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicing Termination Event or five days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicing Termination Event shall have been cured or waived. Such notice shall be given to the Certificate Insurer promptly after such occurrence.

         SECTION 7.04. Waiver of Servicing Termination Events.

                  The Certificate Insurer or the Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicing Termination Event hereunder (with the prior written consent of the Certificate Insurer) may waive such default or Servicing Termination Event; PROVIDED, HOWEVER, that a default or Servicing Termination Event under clause (i) or (vi) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Servicing Termination Event, such default or Servicing Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicing Termination Event or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         SECTION 8.01. Duties of Trustee.

                  The Trustee, prior to the occurrence of a Servicing Termination Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicing Termination Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicing Termination Event, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; PROVIDED, HOWEVER, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any party to this Agreement and, PROVIDED, FURTHER, the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act or its own misconduct; PROVIDED, HOWEVER, that:

                  (i) Prior to the occurrence of a Servicing Termination Event of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Servicing Termination Events which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the

         Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                  (iii) Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer and in accordance with the terms hereof or the Holders of Certificates entitled to at least 25% of the Voting Rights (with the consent of the Certificate Insurer) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Master Servicer in accordance with the terms of this Agreement; and

                  (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing or any thereof, (B) to see to any insurance, (C) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  Whether or not expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to the provisions of this Section.

         SECTION 8.02. Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 8.01:

                  (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicing Termination Event (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of a Servicing Termination Event hereunder of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicing Termination Events which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, or custodians, and the Trustee shall not be responsible for the misconduct or negligence of any agent, attorney or custodian appointed with due care;

                  (vii) The Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Investment Account at the direction of the Master Servicer pursuant to Section 3.12, or for any loss resulting from the redemption or sale of any such investment as therein authorized;

                  (viii) The Trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability or the payment of its fees and expenses is not reasonably assured to it;

                  (ix) The Trustee is not required to take notice or deemed to have notice of any Servicing Termination Event hereunder, except Servicing Termination Events under Section 7.01(i) and 7.01(vi) hereof, unless a Responsible Officer of the Trustee has received notice in writing of such Servicing Termination Event from the Depositor or from the Holders of Certificates entitled to at least 25% of the Voting Rights, and in the absence of any such notice, the Trustee may conclusively assume that no such Servicing Termination Event exists;

                  (x) The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Agreement;

                  (xi) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders of Certificates, each representing less than a majority in Voting Rights for the Certificates outstanding, the Trustee, shall be entitled to refrain from acting hereunder and its sole obligation shall be to keep safe funds held in the trust accounts until receipt of a written direction signed by each group of Holders of Certificates requesting the Trustee to take action or as otherwise ordered by a court of competent jurisdiction;

                  (xii) The Trustee's immunities and protections from liability and its right compensation in connection with the performance of its duties under this Agreement shall extend to the Trustee's officers, directors, agents and employees, and shall survive the Trustee's resignation or removal and final payment of the Certificates;

                  (xiii) Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the Certificates, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Certificates; and

                  (xiv) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, may be enforced against third parties or otherwise, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

         SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in
Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

         SECTION 8.04.  Trustee May Own Certificates.

                  The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         SECTION 8.05.  Trustee's Fees and Expenses.

                  The Trustee shall be entitled to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the exercise and performance of any of the powers and duties hereunder. The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified in accordance with the distributions set forth in Section 4.01(a) and held harmless against any loss, liability or expense (not including the compensation and the expenses and disbursements of any agents, attorneys or custodians by or through which the Trustee has chosen to execute any of the trusts or powers hereunder or perform any of the duties hereunder) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from the Master Servicer's actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee pursuant to Section 11.01(c) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's obligations under Article XI hereof. In the event the Trustee incurs expenses or renders services in any proceedings which result from the occurrence or continuance of a Servicing Termination Event under Section 7.01(iii), (iv) or (v) hereof, or from the occurrence of any event which, by virtue of the passage of time, would become such a Servicing Termination Event, the expenses so incurred and compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or equivalent law. The Master Servicer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising in respect of such Master Servicer's acts or omissions in connection with this Agreement and the Mortgage Loans serviced by such Master Servicer to the extent such acts or omissions are not consistent with the performance of the Master Servicer's obligations under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any indemnity payment hereunder made by the Master Servicer to the Trustee shall be from the Master Servicer's own funds, without reimbursement from the Trust Fund therefor; provided however, if a Servicer Termination Event has occurred pursuant to Section 7.01(iii), (iv) or (v) and shall not have been remedied, then such indemnity payment may be reimbursed by the Trust Fund in accordance with Section 4.01(a)(x). If the Trustee is not paid from amounts available in the Distribution Account, the Trustee agrees to perform its duties under this Agreement notwithstanding nonpayment of fees.

         SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or an association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and shall be acceptable to the Certificate Insurer. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall, upon the request of the Certificate Insurer, resign immediately in the manner and with the effect specified in Section 8.07.

         SECTION 8.07. Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Certificate Insurer and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee (acceptable to the Certificate Insurer and meeting the requirements of Section 8.06) by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificate Insurer, the Certificateholders and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Certificate Insure or the Depositor with the written consent of the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificate Insurer, the Certificateholders and the Master Servicer by the Depositor.

                  The Certificate Insurer or, with prior written consent, the Holders of Certificates entitled to at least 51% of the Voting Rights, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Certificate Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificate Insurer, the Certificateholders and the Master Servicer by the Depositor.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

         SECTION 8.08. Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, to the Certificate Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates (including any shadow rating thereof) by either Rating Agency, as evidenced by a letter from each Rating Agency.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to the Certificate Insurer and all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         SECTION 8.09. Merger or Consolidation of Trustee.

                  Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicing Termination Event shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 8.11. Appointment of Office or Agency.

                  The Trustee will maintain or appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

         SECTION 8.12. Representations and Warranties of the Trustee.

                  The Trustee hereby represents and warrants to the Master Servicer and the Depositor as of the Closing Date, that:

                  (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                  (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Master Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                  (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

         SECTION 8.13. APPOINTMENT OF CUSTODIANS.

         The Trustee may, with the consent of the Certificate Insurer, the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or the Mortgage Loan Originator to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders, the Certificate Insurer and each Rating Agency of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.13. Notwithstanding anything to the contrary herein, the parties acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Section 2.01, 2.02 and 2.03 and preparation and delivery of the certifications in the form of Exhibit B-1 and Exhibit B-2 shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. The fees and expenses of the Custodian shall be paid by the Depositor pursuant to the Custodial Agreement.


                                   ARTICLE IX

                                   [Reserved]


                                    ARTICLE X

                                   TERMINATION

         SECTION 10.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer and the Trustee (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts, other than those available under the Certificate Insurance Policies, held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in the Trust Fund at a price equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of the Trust Fund (as determined by the Terminator and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the Stated Maturity Date and (b) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; PROVIDED HOWEVER, in no event shall termination occur until all amounts have been paid to the Certificate Insurer.

                  The Holder of the Class R Certificate shall have the right, or if it chooses not to exercise such right, the Master Servicer shall have the right and if such parties do not exercise such right, the Certificate Insurer shall be entitled to such right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; PROVIDED, HOWEVER, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is equal to or less than 10% of the Cut-off Date Pool Principal Balance.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders and the Certificate Insurer mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated,
(ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section
10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, contact the remaining related non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in trust for such Certificateholders. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning the surrender of their Certificates, and the cost thereof shall be paid out of the funds held in trust. If after a reasonable period of time, any such Certificates which have not been surrendered for cancellation continue to remain outstanding, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof, and the Depositor shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 10.01.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates and payment of all amounts then owing to the Certificate Insurer, the Trust Fund shall terminate.

         SECTION 10.02. Additional Termination Requirements

                  (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                  (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return of the REMIC created hereunder pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

                  (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Terminator for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) At the Terminator's expense, the Trustee shall prepare the documentation required in connection with the adoption of a plan of liquidation of the REMIC created hereunder pursuant to this Section 10.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the REMIC created hereunder, which authorization shall be binding upon all successor Certificateholders.


                                   ARTICLE XI

                                REMIC PROVISIONS

         SECTION 11.01. Tax Administration.

                  (a) The Trustee shall make a REMIC election as set forth in the Preliminary Statement under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and the residual interest in the REMIC shall be as designated in the Preliminary Statement. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the interests designated in the Preliminary Statement.

                  (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trustee shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund created hereunder (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities) including the expense of obtaining any tax-related Opinion of Counsel, except as specified herein. The Trustee's right of reimbursement shall not apply to expenses incurred as a result of a breach of the Trustee's covenants set forth in this Article XI. The Trustee, as agent for the tax matters person of the Trust Fund created hereunder, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest

Percentage Interest of the Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-I, as the tax matters person of the Trust Fund. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund created hereunder.

                  (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of the Trust Fund. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

                  (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund created hereunder. The Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) acceptable to the Certificate Insurer to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or the assets of the Trust Fund, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund created hereunder, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI, (ii) to the Master Servicer pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article XI, or otherwise, and (iii) if clauses (i) and (ii) do not apply, against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 2000, the Trustee shall deliver to the Master Servicer, the Certificate Insurer and each Rating Agency an Officers' Certificate stating the Trustee's compliance with this Article XI.

                  (i) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to Trust Fund on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to Trust Fund other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel acceptable to the Certificate Insurer to the effect that the inclusion of such assets in such Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust

Fund to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         SECTION 11.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund (iii) the termination of the Trust Fund pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than a REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to the Trust Fund after the Closing Date (other than a Subsequent Mortgage Loan or a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel acceptable to the Certificate Insurer, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         SECTION 11.03. Tax Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Certificate Insurer, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article XI.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Certificate Insurer, the Depositor and the Trustee for any taxes and costs, including without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of the breach of the Master Servicer's covenants set forth in Article III or this
Article XI.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         SECTION 12.01. Amendment.

                  This Agreement or any Custodial Agreement may, with the prior written approval of the Certificate Insurer, be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, to correct any defect or to give effect to the expectations of Holders, (ii) to correct, modify or supplement any provisions herein, or (iii) to make any other provisions with respect to matters or questions arising under this Agreement or any Custodial Agreement which shall not be inconsistent with the provisions of this Agreement or any Custodial Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee and the Certificate Insurer, adversely affect in any material respect the interests of any Certificateholder , PROVIDED, FURTHER, that if the Person requesting such amendment delivers to the Trustee written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to revise or withdraw its then current rating or shadow rating of the Class A Certificates, such amendment will be deemed to not adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required.

                  This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.01, Certificates registered in the name of the Depositor, or the Master Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Promptly after the execution of any such amendment with the consent of Holders the Trustee shall furnish a copy of such amendment to each Certificateholder, the Certificate Insurer and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         SECTION 12.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 12.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Certificate Insurer has consented in writing thereto and, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 12.04. GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 12.05. Notices.

                  All directions, demands instructions, requests and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, addressed as follows:

         To the Depositor:              Merrill Lynch Mortgage Investors, Inc.
                                        World Financial Center
                                        New York, NY 10281
                                        Attention: General Counsel's Office
                                        Telephone:  (212) 449-1000
                                        Telecopier:  (212) 449-5559

         To the Master Servicer:        Litton Loan Servicing LP,
                                        5373 West Alabama,
                                        Suite 600
                                        Houston, TX  77056
                                        Attention:  Janice McClure
                                        Telephone:  (800) 888-9646
                                        Telecopier: (712) 960-0539

         To the Certificate Insurer:    MBIA Insurance Corporation
                                        113 King Street
                                        Armonk, New York 10504
                                        Attention:  Insured Portfolio
                                                    Management-Structured
                                                    Finance (IPM-SF)
                                        Re: Mortgage Loan Asset Backed
                                            Securities 1999-H2
                                        Telephone: (914) 765-3808
                                        Telecopier: (914) 765-3810

         To the Trustee:                The Chase Manhattan Bank

                                        450 West 33rd Street
                                        New York, New York 10001
                                        Attention:  Capital Markets Fiduciary
                                                    Services

for payment, registration, transfer, exchange and tender of the Certificates:



BY HAND                                          BY MAIL
-------                                          -------

The Chase Manhattan Bank,                        The Chase Manhattan Bank,
450 West 33rd Street                             450 West 33rd Street
New York, New York  10001                        New York, New York  10001
Attention:  Capital Markets Fiduciary Services   Attention:  Capital Markets
Telephone:  (212) 946-3200                       Fiduciary Services
Telecopier:  (212) 946-8191

For other communications relating to the Certificates:



                  Any party hereto may change the address, telephone number or telecopier number by notice to the other parties hereto in accordance with the terms hereof. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

         SECTION 12.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 12.07. Notice to Rating Agencies.

                           The Trustee shall use its best efforts promptly to
provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

         1.       Any material change or amendment to this Agreement;

         2. The occurrence of any Servicing Termination Event that has not been cured or waived;

         3. The resignation or termination of the Master Servicer or the Trustee;

         4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

         5.       The final payment to the Holders of any Class of Certificates;

         6. Any change in the location of the Collection Account or the Distribution Account; and

         7. Any event that would result in the inability of the Trustee to make advances regarding delinquent mortgage loans.

                  In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

         1.       Each annual statement as to compliance described in Section
                  3.20; and

         2. Each annual independent public accountants' servicing report described in Section 3.21.

                  Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investor Service Inc., 99 Church Street, New York, New York 10007 and to Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

         SECTION 12.08. Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.


                                  ARTICLE XIII

                CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

         SECTION 13.01. Trust Estate and Accounts Held for Benefit of the Certificate Insurer.

                  The Trustee shall hold the Trust Estate for the benefit of the related Owners and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Owners of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

                  The Master Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Mortgaged Properties, and shall maintain the Principal and Interest Account, for the benefit of the Owners and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Owners shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default exists, the Master Servicer shall not terminate any Sub-Servicing Agreements without the prior consent of the Certificate Insurer. Any such action shall not be an expense of the Trustee.

         SECTION 13.02.    Claims Upon the Policy, Policy Payments Account.

                  (a) If, by 10:00 a.m. New York time on the Second Business Day prior to a Distribution Date, the Trustee determines, based on the information furnished pursuant to Section 12.01, that the Available Distribution Amount will not be sufficient to pay the related Class A Certificateholders the related Insured Payment for such Distribution Date, the Trustee shall give notice to the Certificate Insurer and the Fiscal Agent (if any) in the form set forth as Exhibit A to the Certificate Insurance Policy. Following receipt by the Certificate Insurer of such notice in such form, the Certificate Insurer or the Fiscal Agent will pay any amount payable under the Certificate Insurance Policy on the later to occur of (i) 12:00 noon New York time on the second Business Day following such Receipt and (ii) 12:00 noon New York time on the Distribution Date to which such deficiency relates.

                  (b) The Trustee shall establish and maintain a separate special purpose trust account for the benefit of the Owners of the Class A Certificates and the Certificate Insurer referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Certificate Insurance Policy into the Policy Payments Account and distribute such amount only for purposes of payment to the Owners of the Class A Certificates of the Insured Payments for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Depositor or the Trustee. Amounts paid under the Certificate Insurance Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Owners of the Class A Certificates in accordance with Section 4.01(a). It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Register and in the statement to be furnished to Owners of the Class A Certificates pursuant to
Section 4.02. Funds held in the Policy Payments Account shall not be invested by the Trustee.

                  On any Distribution Date with respect to which a claim has been made under the Certificate Insurance Policy, the amount of funds received by the Trustee as a result of any claim under the Certificate Insurance Policy, to the extent required to make the Insured Payment on such Distribution Date shall be withdrawn from the Policy Payments Account and deposited in the Certificate Account and applied by the Trustee, together with the other funds to be withdrawn from the Certificate Account, directly to the payment in full of the Insured Payment due on the Class A Certificates. Funds received by the Trustee as a result of any claim under any Certificate Insurance

Policy shall be deposited by the Trustee in the Policy Payments Account and used solely for payment to the Owners of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Depositor, the Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

                  (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

                  (d) The Trustee shall promptly notify the Certificate Insurer and Fiscal Agent (as defined in the Certificate Insurance Policy) of any proceeding or the institution of any action, of which an Authorized Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Owner of a Class A Certificate by its purchase of such Certificate, the Master Servicer and the Trustee hereby agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersede as or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Master Servicer, the Trustee and each Owner of a Class A Certificate in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 13.03. Effect of Payments by the Certificate Insurer; Subrogation.

                  Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of such Certificates from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Certificates within the meaning of Section
4.01. The Depositor, the Master Servicer and the Trustee acknowledge, and each Owner by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Master Servicer, the Trustee or the Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Certificates to the Owners of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such holders to receive such principal and interest from the Trust and (b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

                  The Trustee, the Depositor and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate

Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Owners as otherwise set forth therein.

         SECTION 13.04. Notices to the Certificate Insurer.

                  All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Owners shall also be sent to the Certificate Insurer.

         SECTION 13.05. Reserved.

         SECTION 13.06. Rights to the Certificate Insurer To Exercise Rights of Owners.

                  By accepting its Certificate, each Owner of a Class A Certificate agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all rights of the Owners of the Class A Certificates as specified under this Agreement without any further consent of the Owners of the Class A Certificates and that the Owners of Class A Certificates may not exercise such rights except with the written consent of the Certificate Insurer.

         SECTION 13.07. Trustee to Hold the Certificate Insurance Policies.

                  The Trustee will hold the Certificate Insurance Policies in trust as agent for the Owners of the Class A Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Certificate Insurance Policy nor the amounts paid on the Certificate Insurance Policy will constitute part of the Trust created by this Agreement. Each Owner of Class A Certificates, by accepting its Class A Certificates, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Insurance Policy.

         SECTION 13.08. Trustee To Act Solely with Consent of the Certificate Insurer. Unless a Certificate Insurer Default exists, the Trustee shall not, without the Certificate Insurer's consent or unless directed by the Certificate
Insurer:

                  (a) terminate the rights and obligations of the Master Servicer as Master Servicer pursuant to Section 7.01 hereof;

                  (b) agree to any amendment pursuant to Section 12.01 hereof;
or

                  (c) undertake any litigation.

         SECTION 13.09. The Certificate Insurer

                  Any right conferred to the Certificate Insurer hereunder (except for the Certificate Insurer's right of prior approval of amendments to this Agreement pursuant to Section 12.01 hereof and the right of the Certificate Insurer to receive Reimbursement Amounts), including but not limited to consent rights, shall be suspended and shall run to the benefit of the Owners and shall be exercisable by a vote of Owners holding certificates representing at least a 51% Percentage Interest of all Class A Certificates during any period in which there exists a Certificate Insurer Default; PROVIDED, that the right of the Certificate Insurer to receive the Premium Amount shall not be suspended if such Certificate Insurer Default was a default other than a default under clause (a) of the definition thereof. If a Certificate Insurer Default shall cease to exist, the rights of the Certificate Issuer shall be immediately restored. At such time as the Class A Certificates are no longer Outstanding hereunder and the Certificate Insurer has received all Reimbursement Amounts, the Certificate Insurer's rights hereunder shall terminate.

                  The Trustee, the Master Servicer, the Depositor and the Certificateholders agree that the Certificate Insurer shall be deemed a third-party beneficiary of this Agreement as if it were a party hereto.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        LITTON LOAN SERVICING LP,
                                            as Master Servicer

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        THE CHASE MANHATTAN BANK
                                             as Trustee

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

                  On the 1st day of June 1999, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a[n] ___________ of Merrill Lynch Mortgage Investors, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                       -------------------

                                       Notary Public
[Notarial Seal]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

                  On the 1st day of June 1999, before me, a notary public in and for said State, personally appeared _____________________, known to me to be the __________________________________________ of _____________________________, the
general partner of Litton Loan Servicing LP, the limited partnership that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          ----------------------

                                          Notary Public
[Notarial Seal]

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )

                           On the 1st day of June 1999, before me, a notary
public in and for said State, personally appeared _____________________, known to me to be a _________ of The Chase Manhattan Bank, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                           IN WITNESS WHEREOF, I have hereunto set my hand and
affixed my official seal the day and year in this certificate first above written.


                                            ----------------------

                                            Notary Public
[Notarial Seal]